For Tax-Exempt Income

Tax-Free Idaho Fund
Tax-Free Iowa Fund
Tax-Free Kansas Fund
Tax-Free Missouri Insured Fund
Tax-Free North Dakota Fund
Tax-Free Oregon Insured Fund
Tax-Free Washington Insured Fund
Tax-Free Wisconsin Fund

service and guidance

                            professional management

goals

                                                                            1998
                                                                     Semi-Annual
                                                                          Report


DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelph o London

(photo of illustration from Tax-Exempt Income Brochure)

A TRADITION OF SOUND INVESTING

                                   commitment

                                  A Commitment
                                To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
   Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln Financial Group, whose subsidiaries manage more than $120 billion in assets.

      Table of Contents
      LETTER TO SHAREHOLDERS                                     Page 1
      PORTFOLIO MANAGER'S REVIEW                                 Page 3
      Strategic Positioning and Outlook                          Page 4
      Tax-Free Idaho Fund                                        Page 4
      Tax-Free Iowa Fund                                         Page 5
      Tax-Free Kansas Fund                                       Page 6
      Tax-Free Missouri Insured Fund                             Page 6
      Tax-Free North Dakota Fund                                 Page 7
      Tax-Free Oregon Insured Fund                               Page 8
      Tax-Free Washington Insured Fund                           Page 9
      Tax-Free Wisconsin Fund                                    Page 10

      PERFORMANCE SUMMARY                                        Page 11

      STATEMENTS OF NET ASSETS                                   Page 14

      FINANCIAL HIGHLIGHTS                                       Page 30

                               tax-exempt
                                   income

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                                                                  for tax-exempt
July 6, 1998                                                          income
                                                                        1

Dear Shareholder:

IT GIVES US GREAT PLEASURE TO REPORT that Delaware Investments' single-state municipal bond funds from the Great Plains to the Pacific Coast provided competitive results for the first half of fiscal 1998.
   Most states had high credit ratings and benefited from a healthy U.S. economy, low inflation and rising tax revenues between January and June. Except in North Dakota and Washington, state bond supplies increased dramatically.
   The amount of municipal bonds coming to market during the first half of fiscal 1998 reached a torrid pace as state and local governments across America took advantage of record low interest rates to refinance old debt and start new projects. More than $146 billion in municipal bonds were issued nationwide between January and June, a 50.7% increase from a year earlier, according to The Bond Buyer, a trade publication.
   This huge increase gave your Funds' portfolio manager Elizabeth H. Howell ample opportunity to select new bonds for many of the Funds. However, the bonanza of new issuance was difficult for some state markets to absorb, and municipal bond prices were generally flat. In most states, income has been the dominant component of return.
   Still, we view the municipal debt market's current prospects as compelling, especially when viewed against taxable fixed-income alternatives. Yields on longer term municipal bonds averaged more than 90% of U.S. Treasury bond yields as of June 30, a level not seen since the ill-fated flat tax debate in Washington, D.C. two years ago. We see this as a temporary condition resulting from a large increase in bond supplies.
   Cash flows into municipal bond mutual funds have accelerated in recent months as some equity investors have

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       June 30, 1998
--------------------------------------------------------------------------------
Tax-Free Idaho Fund A Class                                +2.55%
Tax-Free Iowa Fund A Class                                 +2.41%
Tax-Free Kansas Fund A Class                               +2.76%
Tax-Free North Dakota Fund A Class                         +2.70%
Tax-Free Wisconsin Fund A Class                            +2.19%
Lehman Brothers Municipal Bond Index                       +2.69%
--------------------------------------------------------------------------------
Tax-Free Missouri Insured Fund A Class                     +2.24%
Tax-Free Oregon Insured Fund A Class                       +2.73%
Tax-Free Washington Insured Fund A Class                   +2.78%
Lehman Brothers Insured Municipal Bond Index               +2.69%
--------------------------------------------------------------------------------
All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. Complete performance and sales charge information for all Funds can be found on pages 11 to 13.

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      2

sought to diversify their portfolios, reduce risk and minimize their income tax burden. For the second calendar quarter of 1998, amid increased stock market volatility, the total return of the average single-state municipal bond fund - +1.34% - outpaced that of the average equity fund (-0.29%), according to Lipper Analytical Services.
   Such an event is unusual and illustrates the tempering effect that a municipal bond fund can have on a prudently balanced portfolio. We encourage you to review your asset allocation plan with your financial and tax advisers to see if you might benefit from increasing your position in a single-state tax-exempt fund.
   This past April, Americans paid more income taxes than ever, helping the federal government balance its books for the first time since 1969. In fact, since 1993 the amount of income tax paid to the Internal Revenue Service by individuals has grown at an average annual pace of 18% while personal income has grown only 6% a year, federal statistics show.
   Investing in state municipal bonds gives you an opportunity to take charge of your tax situation and participate in the development of the state where you reside. It is our belief that as the nation's population enters the 21st Century, more people will turn to tax-savvy investment strategies to protect and keep more of what they earn.


Sincerely,

WAYNE A. STORK
Chairman


JEFFREY J. NICK
President and Chief Executive Officer

discipline

TAX-EQUIVALENT YIELDS
EIGHT STATES VS. U.S. TREASURIES                        Tax-Equivalent
                                                            Yields
Idaho                                                        9.29%
Iowa, Kansas & Washington                                    8.53%
Missouri                                                     9.07%
North Dakota                                                 9.69%
Oregon                                                       9.37%
Wisconsin                                                    9.16%
U.S. Treasuries                                              5.65%

The adjacent chart shows how much an investor in the highest federal tax bracket (39.6%) would have to earn from a taxable investment to match the income potential of long-term municipal bonds in each respective state.


Yields as of 6/30/98 for 30-year, medium quality general obligation and/or revenue bonds. Municipal bonds vary in quality and unlike U.S. Treasuries are not guaranteed by the U.S. government. This illustration is not intended to reflect the current 30-day SEC yield of any Delaware Investments mutual fund.

Source: Bloomberg Business News.
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                                                                       income
                                                                         3

Portfolio Manager's Review

BY ELIZABETH H. HOWELL
Vice President/Senior Portfolio Manager
July 10, 1998

Municipal bonds did not rally as much as Treasuries during the first half of fiscal 1998 primarily because of a huge increase in state bond supplies. The yield on 30-year U.S. Treasury bonds fell to 5.65% as of June 30, the lowest level since the early 1970s.
   Still, real interest rates after inflation remain high. If one subtracts the U.S. Consumer Price Index (1.7%) from 10-year Treasury bond yields, the pre-tax yield is nearly 4%, the highest level since late 1994.
   Given the probable tempering effects of the Asian slump on the U.S. economy, the Federal Reserve Board is likely to maintain its current interest rate policy, in our view. This makes a solid case for bonds' income and total return potential, especially for tax-sensitive investors seeking to diversify their portfolios.
   Medium-quality, 30-year general obligation municipal bonds in most states provided a taxable equivalent yield of more than 9% as of June 30 for investors in the 39.6% federal tax bracket. After factoring out inflation, long-term municipal bonds provided an attractive annualized real yield of 7.5%. For highly taxed investors, that compares to an after-inflation, after-tax yield of 1.59% for Treasuries.
   The major issue facing the tax-exempt market has been a temporary excess of new supply as municipalities seek to refinance their obligations.
   Municipal bonds also underperformed Treasuries during the first half of fiscal 1998 as foreign investors sought U.S. Treasuries as a safe haven when volatility rocked Asian stock and bond markets. Foreigners generally don't buy our state and local debt because they don't qualify for the tax breaks municipal bonds provide.
   Since January, we positioned each of the Funds to benefit from declining long-term interest rates. Lower quality bonds tended to outperform bonds with AAA ratings during the first half of 1998 as a strong economy helped municipalities meet their obligations and led to selected credit upgrades.
   In managing each Fund, we seek good structure - an effective combination of average coupon, call date, and effective maturity that represents each portfolio's mathematical underpinnings. As interest rates fall, we believe it is important to maintain a portfolio with good call protection features. We anticipate favorable economic conditions may drive down long-term interest rates through 1999.

overview

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     4

STRATEGIC POSITIONING
AND OUTLOOK
Tax-Free Idaho Fund
Tax-Free Idaho Fund provided a total return of +2.55% for the six months ended June 30, 1998 (for Class A shares at net asset value with distributions reinvested). The Fund's results for the period were higher than the +2.32% average of the Fund's 74 peers, as measured by Lipper Analytical Services.
   In fiscal 1998, we have kept the Fund's duration slightly longer than other comparable mutual funds. This has allowed the Fund to provide modestly higher-than-average income and capture most of the municipal market's total return potential.
   We have also done well since January because Tax-Free Idaho Fund held unrated bonds and bonds rated BBB. Prices of these securities rose more than those of higher quality bonds during the first half as the state's economy remained strong. Investors were attracted by relatively higher yields.
   Many of the bond issues available to Idaho investors are for projects in small towns. These issues are often too small to make it worthwhile to obtain credit ratings from agencies such as Moody's or Standard & Poor's. We only purchase unrated bonds that we conclude would qualify for an investment grade rating if the issuer had sought one. We attempt to balance the portfolio with unrated bonds that produce an above-average interest rate and rated bonds that can contribute to total return.
   As of mid-year, Idaho's unemployment rate was 4.7%, the lowest level in more than three decades. State economists expect Idaho's economy to grow faster than the national economy over the next several years. A major short-term uncertainty, however, is the high technology sector because of slumping demand and competition with Asia.
   We are pleased to report that your Fund's positive cash flow since January idaho

PORTFOLIO HIGHLIGHTS AND QUALITY
June 30, 1998
                                                                                      Tax-Free      Tax-Free
                                               Tax-Free    Tax-Free      Tax-Free      North        Wisconsin
                                              Idaho Fund   Iowa Fund   Kansas Fund   Dakota Fund      Fund
--------------------------------------------------------------------------------------------------------------
AAA                                              26.0%       26.0%         35.3%        31.9%         39.0%
AA                                                7.2%          0%         14.1%        27.7%          6.3%
A                                                24.0%       46.1%          9.6%        13.6%         15.9%
BBB                                              29.6%       15.6%         15.6%        11.8%          8.8%
B & Unrated                                      13.2%       12.3%         25.4%        15.0%         30.0%
--------------------------------------------------------------------------------------------------------------
Average Effective Maturity                    8.9 years    8.3 years     9.0 years    8.7 years    10.8 years
Average Effective Duration                    7.1 years    6.1 years     6.5 years    6.3 years     8.1 years
AMT Income*                                     13.39%       6.21%        18.62%       14.31%        20.53%
Current 30-Day SEC Yield
  (A Class)                                      4.18%       3.82%         4.07%        4.08%         4.02%
  (B and C Classes)                              3.60%       3.22%         3.47%**      3.49%         3.43%***
--------------------------------------------------------------------------------------------------------------
 * Percentage of income generated for the six months ended June 30, 1998 that was subject to the federal alternative minimum tax.
** 3.48% for Class C shares. ***3.41% for Class C shares. Past performance does not guarantee future results.

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                                                                         5

enabled us to add bonds with strong income potential as the supply of Idaho securities increased 35% from a year ago. Overall, the state's municipalities issued $354 million in bonds for the first six months of 1998, a relatively modest amount compared to most states, according to The Bond Buyer. This makes managing an Idaho-focused portfolio more challenging than many other states. However, our strategy has produced excellent results since inception.
   Since January, we have modestly increased our weighting in the pollution control and higher education sectors and reduced our weighting in hospital and housing bonds. We exchanged some hospital bonds with higher coupons for discount hospital bonds that we believe offer superior total return potential.

Tax-Free Iowa Fund
Tax-Free Iowa Fund provided a total return of +2.41% for the six months ended June 30, 1998 (for Class A shares at net asset value with distributions reinvested). This outpaced the +2.32% average return of the Fund's 74-fund peer group for the period, as measured by Lipper Analytical Services.
   Between January and June, bond supplies increased 50.1% to $978 million from a year ago, according to The Bond Buyer. Since Iowa municipalities issue relatively few bonds compared to other states, this new issuance was easily absorbed by the market. We used this buying opportunity to increase the amount of your Fund's net assets invested in Iowa bonds from 51.4% at the start of fiscal 1998 to 60% as of June 30.
   We reduced the Fund's reliance on territorial bonds (bonds issued by Puerto Rico, Guam and the Virgin Islands). Territorial bonds, which are exempt from federal and state income taxes in all states, provide an additional element of diversification for the Fund and help us meet our income, duration and yield objectives. Few bonds are issued in Iowa, and not all are exempt from both federal and state income taxes - the type of bonds we seek for your Fund's portfolio.
   Economic growth in Iowa was robust during the first half of fiscal 1998. The state's unemployment rate was 2.3% as of mid-year, among the lowest in the country. In recent years, Iowa has seen a shift in growth toward domestic-oriented high technology industries, a trend we believe can continue.
   This summer, grain farmers were relieved to learn that Washington will permit food shipments to India and Pakistan despite the fact that the U.S. imposed economic sanctions in the wake of each country's nuclear testing. Iowa is first in corn and soybean production in the U.S.
   For the balance of 1998, investor demand appears likely to remain high in Iowa. As of June 30, long-term Iowa bonds yielded 92% of Treasuries, a level we believe is exceptionally attractive.

iowa

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     6

Tax-Free Kansas Fund
Tax-Free Kansas Fund provided a relatively strong total return of +2.76% for the six months ended June 30, 1998 (for Class A shares at net asset value with distributions reinvested). This was higher than the returns of both the unmanaged Lehman Brothers Municipal Bond Index (see chart on page 1) and the average of the Fund's 74 peers (+2.32%).
   Bond supplies in Kansas rose a sharp 82.8% during the first half of fiscal 1998 to $1.15 billion, according to The Bond Buyer. Most of the issues that came to market were given high ratings by Moody's Investors Services or Standard & Poor's.
   The state's economy, while strong, has generally not been quite as robust as some neighboring states. The jobless rate was a low 3.5% as of mid-year, the lowest since 1979.
   Kansas grows more wheat than any other state, and wheat prices have fallen sharply amid the anticipated surge in supply. This year's rise in the U.S. dollar has made it more difficult for grain farmers to profitably export what they reap.
   Since January, we have increased the Fund's average duration modestly to
6.5 years in anticipation that interest rates will continue to fall through the remainder of 1998.
   Lower quality and unrated bonds generally provided the highest returns during the first half. Your Fund had more than one-quarter of its assets in unrated bonds during the first half of fiscal 1998. We only purchase unrated bonds that we conclude would qualify for an investment grade rating if the issuer had sought one. We attempt to balance the portfolio with unrated bonds that produce an above-average interest rate and rated bonds that can contribute to total return.
   As of June 30, long-term Kansas bonds yielded 92% of Treasuries, a level that in our view is compelling. We believe the relatively high income potential and limited bond supply in the state, set against a backdrop of low inflation, can help the Fund generate attractive total returns over the next six months.

Tax-Free Missouri
Insured Fund
Missouri Insured Fund provided a total return of +2.24% for the six months ended June 30, 1998 (for Class A shares at net asset value with distributions reinvested). This was slightly less than the +2.26% total return provided by the average of 23 funds specializing in Missouri bonds. Many of these competing funds invest in lower rated uninsured bonds, which tend to offer higher yields but lack elements of safety.
   The Fund offered a favorable risk profile relative to the return we were able to generate. Missouri Insured Fund invests exclusively in bonds that are rated AAA by Moody's Investors Services or Standard & Poor's.
   One factor that affected our results was our relatively strong weighting in housing bonds. Housing bonds, because of kansas




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                                                                  for tax-exempt
                                                                      income
                                                                        7

the risk of prepayment from underlying mortgages, tend to yield more than bonds from other sectors that have similar ratings and maturities.
   Most of Tax-Free Missouri Insured Fund's housing sector holdings at the start of fiscal 1998 were bonds that finance multifamily dwellings, which tend to have lower levels of refinancing activity than single-family home mortgages. Historically, municipal housing bonds have benefited from less prepayment activity than taxable housing bonds.
   Market appreciation reduced the average effective duration of Tax-Free Missouri Insured Fund by several months to 6.5 years as of June 30.
The Fund's positioning is about a half a year shorter than our peers as well as the Lehman Brothers Insured Municipal Bond Index, the Fund's unmanaged benchmark.
   New bond supplies in Missouri rose substantially during the first six months of 1998. The state's municipalities issued more than $2.4 billion in bonds between January and June, an 83.2% percent increase from year ago levels, according to The Bond Buyer. This additional supply was difficult for the market to absorb. Much of this supply was uninsured.
   For the balance of the year, we believe Missouri bonds offer attractive income and total return opportunities, especially for investors in the top combined federal and state tax bracket of 43.2%. Yields on long-term Missouri bonds were 92% of 30-year U.S. Treasury bonds yields as of June 30.

Tax-Free North Dakota Fund
For the six months ended June 30, 1998, Tax-Free North Dakota Fund provided a total return of +2.70% (for Class A shares at net asset value with distributions reinvested).
   The Fund did well relative to its benchmark and peers because we positioned the portfolio for a gradual decline in interest rates. Our average duration was longer than the Lehman Brothers Municipal Bond Index for the period. This allowed us to generate an attractive level of income and participate in the bond market's spring rally.
   The supply of new bonds issued in North Dakota remained very limited, reflecting the state's small population - about 642,000 people. Only $371.6 million in new bonds were issued between January and June, a 15% increase from a year earlier, according to The Bond Buyer.
   Six of North Dakota's 10 largest employers are health care providers, state figures show. At the start of fiscal 1998 Tax-Free North Dakota Fund's single largest sector weighting was hospital bonds, including bonds issued by the St. Alexius Health System.
   We are attracted to health care bonds because this sector generally offers higher yields. We believe selected hospital bonds may also benefit from ratings upgrades as the industry consolidates.
   North Dakota's unemployment rate was just 2.0% as of mid-year, one of the lowest rates of joblessness in the country. The state's increased economic diversification of recent years is helping it weather current missouri
for tax-exempt
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     8

slumps in the natural resources and agricultural sectors.
   High quality North Dakota bonds remain the dominant element of Tax-Free North Dakota's Fund's portfolio. However, since January we have added some medium quality bonds to increase the Fund's income potential in the months ahead. Still, as of June 30, nearly 60% of Tax-Free North Dakota Fund's portfolio was invested in bonds rated AAA and AA, the two highest credit ratings available.

Tax-Free Oregon Insured Fund
Tax-Free Oregon Insured Fund provided an above-average total return of +2.73% for the six months ended June 30, 1998 (for Class A shares at net asset value with reinvested distributions).
   The Fund's performance for the period outpaced that of its unmanaged benchmark and the average of 25 funds specializing in Oregon bonds (+2.21%). Tax-Free Oregon Fund's relatively long duration and focus on insured bonds, which tend to respond more rapidly to interest rate moves than non-insured bonds, enhanced our results.
   Bond supplies in Oregon increased dramatically during the first half of fiscal 1998. More than $1 billion worth of Oregon bonds have been issued since January, a 75% increase from year ago levels, according to The Bond Buyer. Since Oregon has relatively high tax rates and has historically issued a relatively limited number of bonds for a state of its size, investors easily absorbed the increase.
   To provide an extra element of safety, the Fund invests exclusively in bonds that are insured by one of the major municipal bond insurance companies and are rated AAA by Moody's and/or Standard & Poor's rating agencies.

north
dakota

PORTFOLIO HIGHLIGHTS AND ASSET MIX
June 30, 1998
                                   Tax-Free Missouri  Tax-Free Oregon   Tax-Free Washington
                                      Insured Fund      Insured Fund       Insured Fund
--------------------------------------------------------------------------------------------
Housing                                    16.9%             3.8%               23.9%
Hospital                                   23.9%             7.1%               13.7%
General Obligation                          7.8%            19.5%               16.8%
Power Authority                             8.4%             8.2%                8.2%
Pre-Refunded                               20.3%            21.8%                   0
Education                                   3.4%            16.5%               15.1%
Industrial                                  1.8%                0                2.1%
Other Revenue Bonds                         6.4%                0                  0%
--------------------------------------------------------------------------------------------
Average Effective Maturity               8.7 years        9.1 years          8.6 years
Average Effective Duration               6.5 years        7.4 years          6.4 years
AMT Income*                               18.75%           11.27%              17.38%
Current 30-Day SEC Yield
  (A Class)                                3.87%            3.90%               4.37%
  (B and C Classes)                        3.28%**          3.30%               3.78%***
--------------------------------------------------------------------------------------------
 * Percentage of income generated for the six months ended June 30, 1998 that was subject to the federal alternative minimum tax.
** 3.27% for Class C shares. ***3.79% for Class C shares. Past performance does not guarantee future results.

                                                                  for tax-exempt
                                                                      income
                                                                        9


   General obligation bonds issued by the State of Oregon were downgraded by S&P on July 7 from AA+ to AA. Since your Fund did not own any state-issued general obligation bonds at the time, we were unaffected by this change. All of our locally-issued bonds are insured, and therefore rated AAA.
   Our emphasis has been on bonds with discount coupons, good call projection, and long maturities. Since January, we have reduced our positioning in general obligation bonds and increased our weighting in power authority and other revenue bonds. Pursuing this strategy allowed the Fund to perform well even as investor fears concerning the possible impact of Asia's recession on Oregon's economy have grown.
   Although Oregon's natural resource exports such as paper have slowed, the state's economy appears to be holding up well. Strength in housing and consumer spending are offsetting weakness in factory activity, according to a June report by the Twelfth Federal Reserve District. Two-thirds of business respondents to a spring Fed survey expect overall economic activity to remain stronger in the Pacific Northwest than the rest of the nation for the balance of 1998.

Tax-Free Washington
Insured Fund
Tax-Free Washington Insured Fund provided strong results for the first half of fiscal 1998. For the six months ended June 30, 1998, the Fund's total return was +2.78% (for Class A shares at net asset value with reinvested distributions). This was higher than the Fund's benchmark and the +2.66% average return of eight funds specializing in Washington bonds.
   After a surge of new issuance in 1997, new bond supplies in the State of Washington increased only marginally in the first six months of 1998. Some $2.7 billion in bonds were issued, a 2.6% increase from a year ago, according to The Bond Buyer. Washington's steady bond supply, coupled with strong investor demand helped Washington bonds outperform bonds of many other states.
   Tax-Free Washington Insured Fund did well relative to the Lehman Insured Municipal Bond Index and its peers because we positioned the Fund for a decline in interest rates. The Fund's duration was longer than that of its Lipper peer group during the first half. This allowed us to achieve a relatively high total rate of return as bond prices rose.
   Our emphasis was on bonds with discount coupons, good call projection, and long maturities. The Fund invests exclusively in bonds that are insured by one of the major municipal bond insurance companies and are rated AAA by Moody's and/or Standard & Poor's rating agencies.
   Since January, we have reduced our positioning in local general obligation bonds and housing bonds and increased our weighting in higher education bonds. Housing bonds, because of the risk of prepayment from underlying mortgages, tend to yield more than bonds from other sectors that have similar ratings and maturities. Given our view that interest rates will decline in the months ahead, we believed it was prudent to reduce our exposure to prepayments, especially in the single-family home segment.
   In our opinion, Washington's economy is likely to remain strong for the rest of 1998 even though export-oriented oregon

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     10

industries such as aviation, paper and high technology have been feeling the effects of slumping demand from emerging Pacific Rim markets. Asian exports make up only 9 percent of Washington's gross state product, according to a federal government report this past spring. The state's unemployment rate as of mid-year was a low 4.4%, essentially the same as the national average. Domestic industries such as housing appear to be booming.

Tax-Free Wisconsin Fund
For the six months ended June 30, 1998, Tax-Free Wisconsin Fund provided a total return of +2.19% (for Class A shares at net asset value with distributions reinvested). This was slightly less than the average of the Fund's 74 peers. We attribute the Fund's performance to our investments in unrated bonds that provided above-average income but did appreciate as much as high quality bonds during the first half of 1998.
   More than $2.4 billion worth of new bonds were issued in Wisconsin between January and June, a 33.5% increase from the prior year, according to The Bond Buyer. During the period, the credit quality of most Wisconsin municipalities was excellent. The state's general obligation bonds have a high credit rating of AA. However, only a few select issuers in the state offer bonds that are exempt from both federal and state income taxes - the type of bonds we seek for your Fund's portfolio.
   We used this year's increase in supply to add more Wisconsin bonds to your Fund's portfolio. Since January, we have sold some Puerto Rico territorial bonds in the higher education and industrial development sectors that had appreciated in value. These bonds amounted to about 4% of your Fund's net assets. Territorial bonds, which are exempt from both state and federal income taxes, provide an additional element of diversification for the Fund and help us meet our income, duration and yield objectives.
   As of June 30, about one-third of your Fund's net assets were invested in unrated bonds. This reflects the fact that many Wisconsin bonds finance municipal projects that are too small to make it economically feasible to seek a rating from Moody's Investors Services or Standard & Poor's. We carefully evaluate each issue to determine creditworthiness. Those bonds that are deemed satisfactory often carry a higher-than-average coupon.
   Unrated bonds also tend to fluctuate less in price when the bond market is weak, which can help preserve principal. Our approach to managing the portfolio is to balance unrated bonds that produce an above-average interest rate with bonds that are rated and can contribute to the Fund's total return.
   Wisconsin's 2.7% unemployment rate as of mid-year was among the lowest in the country, and we believe the state's economic prospects remain bright. The Wisconsin Department of Revenue expects state job growth to average 2.2% this year and taper off to 1.3% in 1999. Personal income in Wisconsin is expected to rise 5.3% this year to $133.7 billion.

washington

wisconsin
                                                                  for tax-exempt
                                                                      income
                                                                        11
Performance Summary

TAX-FREE IDAHO FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                                         Lifetime     One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                                  +9.86%      +9.28%
   Including Sales Charge                                  +8.66%      +5.17%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                                  +7.77%      +8.53%
   Including Sales Charge                                  +7.00%      +4.53%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                                  +8.85%      +8.48%
   Including Sales Charge                                  +8.85%      +7.48%


TAX-FREE IOWA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                                          Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                                  +5.12%      +8.24%
   Including Sales Charge                                  +4.29%      +4.17%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge                                  +7.02%      +7.43%
   Including Sales Charge                                  +6.23%      +3.43%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge                                  +8.93%      +7.41%
   Including Sales Charge                                  +8.93%      +6.41%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect voluntary expense limitations in effect at the time. Returns would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge. All Funds have a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     12

TAX-FREE KANSAS FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998

                                               Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
   Excluding Sales Charge                       +7.43%      +6.37%       +9.62%
   Including Sales Charge                       +6.70%      +5.57%       +5.54%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
   Excluding Sales Charge                       +7.11%                   +8.78%
   Including Sales Charge                       +6.31%                   +4.78%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                       +6.93%                   +8.79%
   Including Sales Charge                       +6.93%                   +7.79%


TAX-FREE MISSOURI INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                               Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge                       +6.91%      +5.96%       +8.37%
   Including Sales Charge                       +6.19%      +5.15%       +4.27%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                       +5.73%                   +7.58%
   Including Sales Charge                       +5.34%                   +3.58%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge                       +5.70%                   +7.53%
   Including Sales Charge                       +5.70%                   +6.53%


TAX-FREE NORTH DAKOTA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998

                                               Lifetime                 One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                       +7.87%                   +8.65%
   Including Sales Charge                       +7.30%                   +4.55%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge                       +7.52%                   +7.90%
   Including Sales Charge                       +7.13%                   +3.90%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge                       +6.88%                   +7.82%
   Including Sales Charge                       +6.88%                   +6.82%

Please see page 11 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 11. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                       income
                                                                         13


TAX-FREE OREGON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                                        Lifetime        One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                                +5.90%          +9.38%
   Including Sales Charge                                +5.08%          +5.24%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                                +5.71%          +8.58%
   Including Sales Charge                                +5.32%          +4.58%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge                                +6.64%          +8.54%
   Including Sales Charge                                +6.64%          +7.54%


TAX-FREE WASHINGTON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                                       Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                               +7.28%           +9.53%
   Including Sales Charge                               +6.45%           +5.46%
--------------------------------------------------------------------------------
Class B (Est. 10/24/94)
   Excluding Sales Charge                               +6.90%           +8.80%
   Including Sales Charge                               +5.90%           +4.80%
--------------------------------------------------------------------------------
Class C (Est. 4/21/95)
   Excluding Sales Charge                               +7.21%           +8.79%
   Including Sales Charge                               +7.21%           +7.79%


TAX-FREE WISCONSIN FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1998
                                                       Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                               +5.08%           +8.11%
   Including Sales Charge                               +4.25%           +4.03%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge                               +6.29%           +7.43%
   Including Sales Charge                               +5.46%           +3.43%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge                               +6.39%           +7.38%
   Including Sales Charge                               +6.39%           +6.38%

Please see page 11 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 11. Past performance is not a guarantee of future results.

14 for tax-exempt income


Financial Statements


VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        -----------------------
MUNICIPAL BONDS - 98.25%
GENERAL OBLIGATION BONDS - 9.32%
Ada & Canyon County School District #2
   5.60% 7/30/12 ....................................   $1,325,000   $1,422,017
Bonner County Local Improvement District #93-1
   6.20% 4/30/05 ....................................      150,000      158,262
Bonner County Local Improvement District #93-2
   6.35% 4/30/06 ....................................      185,000      195,147
Bonner County Local Improvement District #93-3
   6.40% 4/30/07 ....................................      195,000      205,764
Bonner County Local Improvement District #93-4
   6.50% 4/30/08 ....................................      110,000      116,056
Bonner County Local Improvement District #93-5
   6.50% 4/30/10 ....................................      100,000      105,505
Canyon County Independent School District #131
   (MBIA) 5.50% 7/30/12 .............................      100,000      104,298
Coeur D'Alene Local Improvement District #6
   Series 1995 6.00% 7/1/09 .........................       85,000       90,925
Coeur D'Alene Local Improvement District #6
   Series 1996 6.05% 7/1/10 .........................       90,000       95,975
Coeur D'Alene Local Improvement District #6
   Series 1997 6.10% 7/1/12 .........................       40,000       42,799
Coeur D'Alene Local Improvement District #6
   Series 1998 6.10% 7/1/14 .........................       45,000       47,880
Madison County (FSA) 5.40% 8/1/14 ...................      300,000      309,039
Puerto Rico Commonwealth 5.38% 7/1/25 ...............    1,250,000    1,262,850
Sun Valley 5.20% 8/1/09 .............................      180,000      187,591
                                                                     ----------
                                                                      4,344,108
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 6.39%
Boise State University Idaho Revenue Refunding
   & Improvement Student Fee (FSA)
   5.00% 4/1/23 .....................................    1,000,000      987,330
Idaho State University Student Fee Bonds
   (MBIA) 5.80% 4/1/20 ..............................      550,000      581,702
University Of Idaho (FSA) 5.85% 4/1/11 ..............    1,300,000    1,409,395
                                                                     ----------
                                                                      2,978,427
                                                                     ----------
HOSPITAL REVENUE BONDS - 13.77%
Idaho Health Facilities Authority Hospital Holy Cross
   Health System Revenue 5.00% 12/1/28 ..............      900,000      869,940
Idaho Health Facilities Authority Revenue -
   Bonner General Hospital 6.50% 10/1/28 ............    1,500,000    1,566,720
Idaho Health Facilities Revenue Bannock Medical
   Center 6.13% 5/1/25 ..............................    1,500,000    1,593,645
Idaho Health Facilities Revenue Bannock Medical
   Center 6.38% 5/1/17 ..............................    1,695,000    1,861,398

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        -----------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)


Idaho Magic Valley Health Facilities (AMBAC)
   5.63% 12/1/13 .................................     $   500,000  $   524,465
                                                                    -----------
                                                                      6,416,168
                                                                    -----------
HOUSING REVENUE BONDS - 9.90%
Idaho State Housing Agency Multi-Family Place
   Plaza (FHA) 6.50% 12/1/36 .....................         990,000    1,063,211
Idaho State Housing Finance Authority Single
   Family Series E (FHA) 6.35% 7/1/15 ............         350,000      373,678
Idaho State Housing Finance Authority Single
   Family Series A1 6.85% 7/1/12 .................          90,000       96,962
Idaho State Housing Finance Authority Single
   Family Housing Series G-2 6.15% 7/1/15 ........       1,500,000    1,580,340
Idaho State Housing Finance Authority Single
   Family Series A (FHA) 6.10% 7/1/16 ............         370,000      390,428
Idaho State Housing Finance Authority Single
   Family Series A (AMBAC) 6.05% 7/1/13 ..........         445,000      471,326
Idaho State Housing Finance Authority Single
   Family Series E 6.60% 7/1/11 ..................         140,000      152,438
Idaho State Housing Finance Authority Single
   Family Series B (FHA) 6.45% 7/1/15 ............         200,000      214,284
Idaho State Housing Finance Authority Single
   Family Series C-2 6.35% 7/1/15 ................         255,000      271,136
                                                                    -----------
                                                                      4,613,803
                                                                    -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 7.20%
Idaho State Water Resource Boise Water
   7.25% 12/1/21 .................................         100,000      109,435
Meridan EDA for Hi-Micro 5.85% 8/15/11 ...........       1,250,000    1,314,088
Pocatello Development Authority Tax Increment
   Revenue 7.25% 12/1/08 .........................       1,700,000    1,767,932
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project
   6.25% 11/15/13 ................................         150,000      164,735
                                                                    -----------
                                                                      3,356,190
                                                                    -----------
LEASE/CERTIFICATES OF PARTICIPATION - 2.25%
North Idaho College Dorm Housing - Certificates of
   Participation 6.45% 10/1/16 ...................       1,000,000    1,048,770
                                                                    -----------
                                                                      1,048,770
                                                                    -----------
POLLUTION CONTROL REVENUE BONDS - 21.54%
Nez Perce County, Idaho Pollution Control Revenue
   Refunding - Potlatch Project 6.00% 10/1/24 ....       5,500,000    5,863,275
Power County Idaho Pollution Control Revenue
   FMC Project 5.63% 10/1/14 .....................       4,050,000    4,173,809
                                                                    -----------
                                                                     10,037,084
                                                                    -----------
                                                      for tax-exempt income 15


TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                     PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
                                                   -------------------------
MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS - 3.33%
PUERTO RICO ELECTRIC POWER AUTHORITY (FSA)
   6.00% 7/1/16 ................................   $   100,000   $   108,721
Puerto Rico Electric Power Authority
   Series X 5.50% 7/1/25 .......................     1,415,000     1,441,234
                                                                 -----------
                                                                   1,549,955
                                                                 -----------
 * PRE-REFUNDED BONDS - 1.63%
Gooding Lincoln Independent School District #231
   6.30% 2/1/14-04 .............................       100,000       110,589
Idaho St. Holy Cross - Alphonsus Health Facility
   6.25% 12/1/22-02 ............................       590,000       651,218
                                                                 -----------
                                                                     761,807
                                                                 -----------
SPECIAL UTILITY REVENUE BONDS - 0.33%
Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22 ................................       150,000       152,862
                                                                 -----------
                                                                     152,862
                                                                 -----------
TRANSPORTATION REVENUE BONDS - 0.75%
Guam Highway (FSA) 6.30% 5/1/12 ................       150,000       162,338
Puerto Rico Highway Revenue
   Series W 5.50% 7/1/15 .......................       175,000       185,969
                                                                 -----------
                                                                     348,307
                                                                 -----------
WATER & SEWER REVENUE BONDS - 2.91%
Chubbuck Water Revenue 6.35% 4/1/08 ............       125,000       133,654
Chubbuck Water Revenue 6.40% 4/1/10 ............       135,000       145,203
McCall Water Revenue (FSA) 5.85% 3/1/16 ........     1,000,000     1,079,440
                                                                 -----------
                                                                   1,358,297
                                                                 -----------
OTHER REVENUE BONDS - 18.93%
Ammon, Idaho Urban Renewal Agency Revenue
   6.25% 8/1/18 ................................       445,000       476,359
Ammon, Idaho Urban Renewal Tax Increment Revenue
   5.88% 8/1/17 ................................       350,000       368,452
Boise Urban Renewal Agency Tax Increment Revenue
   6.13% 9/1/15 ................................     2,500,000     2,674,300
Boise Urban Renewal Tax Increment Revenue
   6.13% 9/1/15 ................................     2,040,000     2,182,224
Hayden, Idaho Improvement District 95 -
   Special Assessment 6.30% 5/1/12 .............       115,000       115,357
Hayden, Idaho Improvement District 95 -
   Special Assessment 6.35% 5/1/13 .............       120,000       120,372
Hayden, Idaho Improvement District 95 -
   Special Assessment 6.40% 5/1/14 .............       125,000       125,388
Hayden, Idaho Improvement District 95 -
   Assessment 6.50% 5/1/15 .....................       125,000       125,388
Idaho State Building Authority Building Revenue
   Series A 4.75% 9/1/25 .......................     1,500,000     1,438,065
Puerto Rico Public Building Authority Revenue
   Series M 5.50% 7/1/21 .......................     1,175,000     1,197,478
                                                                 -----------
                                                                   8,823,383
                                                                 -----------
TOTAL MUNICIPAL BONDS (COST $43,166,302) .......                  45,789,161
                                                                 -----------

                                                         NUMBER          MARKET
                                                         OF SHARES        VALUE
                                                         ----------------------

SHORT-TERM INVESTMENTS - 0.95%
Norwest Advantage Municipal Money Market Fund ...........443,524    $   443,524
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $443,524) ............               443,524
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $43,609,826) - 99.20% ..........................           $46,232,685
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.80% .               370,596
                                                                    -----------
NET ASSETS APPLICABLE TO 4,063,495 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..............           $46,603,281
                                                                    ===========

NET ASSET VALUE - TAX-FREE IDAHO FUND A CLASS
   ($37,642,138 / 3,281,410) ............................           $     11.47
                                                                    ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND B CLASS
   ($7,428,833 / 648,323) ...............................           $     11.46
                                                                    ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND C CLASS
   ($1,532,310 / 133,762) ...............................           $     11.46
                                                                    ===========

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value, 100,000,000,000
 shares authorized to the Fund with 10,000,000,000
 shares allocated to Tax-Free Idaho Fund A Class,
 10,000,000,000 shares allocated to the Tax-Free
 Idaho Fund B Class and 10,000,000,000 shares
 allocated to the Tax-Free Idaho Fund C Class ...........           $44,012,502
Accumulated net realized loss on investments ............               (32,080)
Net unrealized appreciation of investments ..............             2,622,859
                                                                    -----------
Total net assets ........................................           $46,603,281
                                                                    ===========
------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded


----------------------
Summary of Abbreviations:
   AMBAC - Insured by the Ambac Indemnity Corporation
     FHA - Insured by the Federal Housing Authority
     FSA - Insured by the Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association


NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IDAHO FUND A CLASS
Net asset value A Class (A) .............................           $     11.47
Sales charge (3.75% of offering price, or 3.92% of amount
   invested per share) (B) ..............................                  0.45
                                                                    -----------
Offering price ..........................................           $     11.92
                                                                    ===========
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes

16 for tax-exempt income


VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                          --------------------
MUNICIPAL BONDS - 98.30%
HIGHER EDUCATION REVENUE BONDS - 5.19%
Iowa Center Community College Dorm
Merged Area V 5.45% 6/1/18 ...........................   $  545,000   $  546,520
State University of Iowa - Board Of Regents
   5.30% 7/1/13 ......................................      500,000      523,745
University of North Iowa - Board Of Regents
   5.30% 7/1/13 ......................................      150,000      157,124
University Of Puerto Rico Revenue (MBIA)
   5.50% 6/1/15 ......................................    1,000,000    1,051,660
                                                                      ----------
                                                                       2,279,049
                                                                      ----------
HOSPITAL REVENUE BONDS - 3.00%
Puerto Rico Hospital Revenue - Hospital Auxilio
   Mutuo Obligated Group (MBIA)
   6.25% 7/1/24 ......................................    1,200,000    1,319,988
                                                                      ----------
                                                                       1,319,988
                                                                      ----------
HOUSING REVENUE BONDS - 2.40%
Puerto Rico Housing Bank & Finance Agency (GNMA)
   6.25% 4/1/29 ......................................      990,000    1,054,271
                                                                      ----------
                                                                       1,054,271
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 19.50%
Iowa Finance Authority - Underground Storage Tank
   Revenue 5.125% 7/1/14 .............................    5,500,000    5,621,000
Lee County Urban Renewal Revenue - Keokuk Waste
   Treatment 6.40% 6/1/07 ............................      500,000      533,125
Puerto Rico Commonwealth Industrial Development
   General Purpose Revenue
   Series B 5.375% 7/1/16 ............................    1,000,000    1,024,590
Puerto Rico Port Authority Revenue, Special Facility -
   American Airlines 6.25% 6/1/26 ....................    1,275,000    1,387,315
                                                                      ----------
                                                                       8,566,030
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 10.68%
Puerto Rico Electric Power Authority Revenue
   6.00% 7/1/14 ......................................    1,100,000    1,191,707
Puerto Rico Electric Power Authority
   Revenue 6.25% 7/1/17 ..............................    1,000,000    1,094,170
Puerto Rico Electric Power Authority
   Series EE 4.75% 7/1/24 ............................    1,500,000    1,412,505
Virgin Islands Water & Power Authority Electric
   System Revenue 5.30% 7/1/18 .......................    1,000,000      990,260
                                                                      ----------
                                                                       4,688,642
                                                                      ----------
 * PRE-REFUNDED/ESCROWED TO
   MATURITY BONDS - 6.65%
Virgin Islands Public Finance Authority (Escrowed
   to maturity) 7.30% 10/1/18-18 .....................    1,500,000    1,891,005
Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18-18 ........................    1,000,000    1,031,180
                                                                      ----------
                                                                       2,922,185
                                                                      ----------

                                                  PRINCIPAL      MARKET
                                                   AMOUNT        VALUE
                                                   -------------------
MUNICIPAL BONDS (CONTINUED)


TRANSPORTATION REVENUE BONDS - 8.23%
Guam Highway (FSA) 6.30% 5/1/12 .............   $ 1,950,000   $ 2,110,388
Puerto Rico Commonwealth Highway &
   Transportation Revenue 5.25% 7/1/21 ......     1,500,000     1,504,320
                                                              -----------
                                                                3,614,708
                                                              -----------
UTILITY REVENUE BONDS - 4.92%
Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22 .............................     2,120,000     2,160,450
                                                              -----------
                                                                2,160,450
                                                              -----------
WATER & SEWER REVENUE BONDS - 14.20%
Iowa Finance Authority - State Revolving Fund
   Revenue 5.20% 5/1/23 .....................     2,445,000     2,466,858
Iowa Finance Authority - State Revolving Fund
   Revenue 6.25% 5/1/24 .....................     1,750,000     1,917,685
Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 .............................     1,700,000     1,850,161
                                                              -----------
                                                                6,234,704
                                                              -----------
OTHER REVENUE BONDS - 23.53%
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 4.90% 6/1/99 ..........        50,000        50,173
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.00% 6/1/00 ..........       300,000       302,148
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.10% 6/1/01 ..........       315,000       318,367
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.20% 6/1/02 ..........       330,000       334,630
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.30% 6/1/03 ..........       345,000       350,931
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.40% 6/1/04 ..........       365,000       372,362
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.50% 6/1/05 ..........       385,000       393,843
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.60% 6/1/06 ..........       405,000       415,364
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.70% 6/1/07 ..........       425,000       436,917
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.80% 6/1/08 ..........       450,000       462,560
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue - Series A 5.90% 6/1/09 ..........       800,000       822,232
Iowa Finance Authority Revenue - Correctional
   Facility Program 5.70% 6/15/14 ...........     2,000,000     2,144,600
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ......       665,000       725,753
Puerto Rico Public Building Authority Revenue
   Series M 5.50% 7/1/21 ....................     1,100,000     1,121,043
Puerto Rico Public Building Authority Revenue
   Series M 5.75% 7/1/15 ....................     1,000,000     1,041,360
Puerto Rico Public Building Authority Revenue
   Series L 5.75% 7/1/16 ....................     1,000,000     1,041,960
                                                              -----------
                                                               10,334,243
                                                              -----------
TOTAL MUNICIPAL BONDS (COST $40,377,430 ) ...                  43,174,270
                                                              -----------
                                                      for tax-exempt income 17

TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         NUMBER       MARKET
                                                       OF SHARES      VALUE
                                                       ------------------------


SHORT-TERM INVESTMENTS - 1.33%
Norwest Advantage Municipal Money Market Fund ........  583,192    $    583,192
                                                                   ------------
Total Short-Term Investments (cost $583,192) .........                  583,192
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.63%
   (COST $40,960,622) ................................             $ 43,757,462
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - .37%                  162,225
                                                                   ------------
NET ASSETS APPLICABLE TO 4,356,532 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ...........             $ 43,919,687
                                                                   ============

NET ASSET VALUE - TAX-FREE IOWA FUND A CLASS
   ($39,132,944 / 3,881,731 SHARES) ..................             $      10.08
                                                                   ============
NET ASSET VALUE - TAX-FREE IOWA FUND B CLASS
   ($3,685,833 / 365,574 SHARES) .....................             $      10.08
                                                                   ============
NET ASSET VALUE - TAX-FREE IOWA FUND C CLASS
   ($1,100,910 / 109,227 SHARES) .....................             $      10.08
                                                                   ============

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value/ 10,000,000,000
 shares authorized to the Fund with 1,000,000,000
 shares allocated to Tax-Free Iowa Fund A Class,
 1,000,000,000 shares allocated to Tax-Free Iowa
 Fund B Class, 1,000,000,000 shares allocated to
 Tax-Free Iowa Fund C Class ..........................             $ 42,894,125
Accumulated net realized loss on investments .........               (1,771,278)
Net unrealized appreciation of investments ...........                2,796,840
                                                                   ------------
Total Net Assets .....................................             $ 43,919,687
                                                                   ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
   FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IOWA FUND A CLASS
Net asset value A Class (A)                                              $10.08
Sales charge (3.75% of offering price or 3.87% of
   amount invested per share) (B)                                         $0.39
                                                                   ------------
Offering price                                                           $10.47
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                           ---------------------
MUNICIPAL BONDS - 97.95%
GENERAL OBLIGATION BONDS - 20.89%
Allen County Unified School District #258
   (AMBAC) 6.875% 9/1/10 ............................... $  240,000   $  291,130
Ellsworth County, Kansas Series 1 5.75% 9/1/17 .........    250,000      265,503
Johnson County 6.125% 9/1/12 ...........................    600,000      643,386
Linn County Unified School District 5.70% 11/1/16 ......    500,000      526,670
Maize Unified School District #266 Series 1994
   (FSA) 5.875% 9/1/12 .................................    250,000      263,988
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ........................................    500,000      457,225
Sedgwick County Renwick Unified School District
   (AMBAC) 6.15% 11/1/09 ...............................    250,000      274,808
Sedgwick County Unified School District #265
   (FSA) 5.50% 10/1/13 .................................    250,000      259,450
Shawnee County Unified School District #437
   (AMBAC) 5.25% 9/1/10 ................................    130,000      134,194
Summer County Unified School District #356
   (MBIA) 5.75% 9/1/11 .................................    250,000      266,398
                                                                      ----------
                                                                       3,382,752
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 9.94%
Kansas Development Finance Authority -
   Kansas Board of Regents - Wichita State University
   (AMBAC) 5.875% 6/1/17 ...............................    300,000      316,578
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 .................  1,185,000    1,293,246
                                                                      ----------
                                                                       1,609,824
                                                                      ----------
HOSPITAL REVENUE BONDS - 11.79%
Kansas Development Finance Authority Healthcare
   Facility Revenue For Stormont - Vail Healthcare, Inc.
   (MBIA) 5.80% 11/15/16 ...............................    250,000      267,028
Lawrence, Kansas For Lawrence Memorial Hospital
   6.20% 7/1/19 ........................................    250,000      265,353
Newton, Kansas Hospital Revenue -
   Newton Healthcare Corp. .............................
   Class A 5.75% 11/15/24 ..............................    250,000      252,310
Olathe, Kansas Health Facility For Evangelical
   Lutheran Good Samaritan Project (AMBAC)
   6.00% 5/1/19 ........................................    250,000      267,530
Olathe, Kansas Health Facility Revenue For Olathe
   Medical Center Series 94A (AMBAC)
   5.875% 9/1/16 .......................................    100,000      103,388
Shawnee County Sisters of Charity Leavenworth
   Hospital (FSA) 5.00% 12/1/23 ........................    250,000      243,668
Wichita, Kansas Health Care Improvement
   Industrial Revenue (The Kansas Masonic
   Home - Series VI) 6.25% 12/1/17 .....................    500,000      509,585
                                                                      ----------
                                                                       1,908,862
                                                                      ----------
HOUSING REVENUE BONDS - 22.42%
Garnett, Kansas Senior Housing Annual Appropriation
   Leasehold Revenue Garnett Housing Authority
   Project 5.90% 10/1/18 ...............................    810,000      815,597

18 for tax-exempt income


TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       -----------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Kansas D.F.A. Revenue for Martin Creek Multifamily
   Housing Project (FHA) 6.50% 8/1/24 ..............   $   50,000   $   53,213
Kansas State Development Finance Authority
   Multifamily Revenue - Oak Ridge Park Apartments
   Project - Series F 6.625% 8/1/29 ................    1,000,000    1,065,380
Olathe Multifamily Deerfield Apartments Series
   1994A (FNMA) 6.45% 6/1/19 .......................      250,000      267,408
Olathe, Kansas Multifamily Housing - Jefferson Place
   Apartments Project - Series B 6.10% 7/1/22 ......      800,000      828,408
Wichita Kansas Multifamily Housing Innes Station
   Apartments Project II 6.25% 3/1/28 ..............      600,000      600,798
                                                                    ----------
                                                                     3,630,804
                                                                    ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 0.32%
Wamego Pollution Control Revenue Western Resources
   Inc. Project (MBIA) 6.00% 2/1/33 ................       50,000       52,392
                                                                    ----------
                                                                        52,392
                                                                    ----------
LEASE/CERTIFICATES OF PARTICIPATION - 2.17%
Linn County Kansas
   Certificates of Participation 7.25% 3/1/13 ......      350,000      350,865
                                                                    ----------
                                                                       350,865
                                                                    ----------
 * PRE-REFUNDED/ESCROWED TO
    MATURITY BONDS - 10.05%
Douglas County Lawrence Unified School District
   #497 6.00% 9/1/15-03 ............................      250,000      267,175
Jefferson County Unified School District #340
   (FSA) 6.35% 9/1/15-04 ...........................      250,000      278,860
Kansas City Community College Student Center
   (MBIA) 6.25% 5/15/20-02 .........................      300,000      323,115
Kansas Development Finance Authority Water
   Pollution Control Sewer Revenue
   6.00% 11/1/14-03 ................................      250,000      275,243
Shawnee County Unified School District #501
   (FGIC) 5.75% 2/1/11-03 ..........................      200,000      212,760
Shawnee County Unified School District #345
   (MBIA) 5.75% 9/1/11-04 ..........................      250,000      270,803
                                                                    ----------
                                                                     1,627,956
                                                                    ----------
PUBLIC POWER REVENUE AUTHORITY BONDS - 6.01%
Puerto Rico Electric Power Authority
   5.25% 7/1/21 ....................................      500,000      502,895
Puerto Rico Electric Power Authority
   Series EE 4.75% 7/1/24 ..........................      500,000      470,835
                                                                    ----------
                                                                       973,730
                                                                    ----------
TRANSPORTATION REVENUE BONDS - 0.63%
Kansas Department of Transportation
   5.375% 3/1/13 ...................................      100,000      102,491
                                                                    ----------
                                                                       102,491
                                                                    ----------
WATER & SEWER REVENUE BONDS - 8.96%
Haysville Water & Sewer (FSA) 5.80% 10/1/16 ........      250,000      267,348
Johnson County Water Revenue 5.25% 12/1/15 .........      175,000      178,533
Kansas City Utility System Revenue
   (FGIC) 6.375% 9/1/23 ............................      900,000    1,005,498
                                                                    ----------
                                                                     1,451,379
                                                                    ----------

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                         ----------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS - 4.77%
Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18 ............................ $750,000   $    773,393
                                                                   ------------
                                                                        773,393
                                                                   ------------
TOTAL MUNICIPAL BONDS (COST $14,806,234) ..............              15,864,448
                                                                   ------------

                                                          NUMBER
                                                        OF SHARES
                                                        ---------
SHORT-TERM INVESTMENTS - 0.69%
Norwest Advantage Municipal Money Market Fund .........   111,577       111,577
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $111,577) ..........                 111,577
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.64%
   (COST $14,917,811) .................................            $ 15,976,025
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.36%                 220,574
                                                                   ------------
NET ASSETS APPLICABLE TO 1,459,128 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............            $ 16,196,599
                                                                   ============

NET ASSET VALUE - TAX FREE KANSAS FUND A CLASS
   ($12,194,132 / 1,098,893 SHARES) ...................            $      11.10
                                                                   ============
NET ASSET VALUE - TAX FREE KANSAS FUND B CLASS
   ($3,884,747 / 349,621 SHARES) ......................            $      11.11
                                                                   ============
NET ASSET VALUE - TAX FREE KANSAS FUND C CLASS
   ($117,720 / 10,614 SHARES) .........................            $      11.09
                                                                   ============

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $0.01 par value, unlimited
 shares authorized to the Tax-Free Kansas Fund ........            $ 15,148,266
Accumulated net realized loss on investments ..........                  (9,881)
Net unrealized appreciation of investments ............               1,058,214
                                                                   ------------
Total net assets ......................................            $ 16,196,599
                                                                   ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
   AMBAC - Insured by the Ambac Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by the Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE KANSAS FUND A CLASS
Net asset value A Class (A) .....................................  $      11.10
Sales charge (3.75% of offering price or 3.87% of amount invested
   per share) (B) ...............................................          0.43
                                                                   ------------
Offering price ..................................................  $      11.53
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 19

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE
                                                 --------------------------
MUNICIPAL BONDS - 98.61%
GENERAL OBLIGATION BONDS - 7.82%
Clark County School District
   (FSA) 5.75% 3/1/15 ........................   $ 1,775,000   $ 1,870,956
Franklin County School District
   (FGIC) 5.75% 3/1/13 .......................     1,100,000     1,156,122
Springfield School District #R12
   Series A (MBIA) 5.25% 3/1/11 ..............       500,000       510,500
St. Charles (FSA) 5.75% 3/1/15 ...............     1,000,000     1,056,890
                                                               -----------
                                                                 4,594,468
                                                               -----------
HIGHER EDUCATION REVENUE BONDS - 3.40%
Missouri State Health & Education Facility
   (Central Missouri State University)
   (AMBAC) 5.75% 10/1/25 .....................     1,000,000     1,044,360
Missouri State Health & Education Facility
   University Revenue for St. Louis University
   (AMBAC) 4.75% 10/1/16 .....................     1,000,000       955,260
                                                               -----------
                                                                 1,999,620
                                                               -----------
HOSPITAL REVENUE BONDS - 23.86%
Cape Girardeau SE Missouri Hospital
   (MBIA) 5.25% 6/1/16 .......................     1,000,000     1,031,690
Hannibal Health Facilities Series A
   (Hannibal Regional Hospital)
   (FSA) 5.625% 3/1/12 .......................     2,500,000     2,645,775
Hannibal Health Facilities Series A
   (Hannibal Regional Hospital)
   (FSA) 5.75% 3/1/22 ........................     1,000,000     1,056,010
Jackson County St. Joseph's Hospital
   (MBIA) 6.50% 7/1/12 .......................     1,980,000     2,154,655
Jackson County St. Mary's Hospital
   (MBIA) 5.75% 7/1/24 .......................     2,000,000     2,092,380
Missouri State Health & Education Facility
   (Children's Mercy Hospital)
   (MBIA) 5.65% 5/15/23 ......................     1,000,000     1,032,030
Missouri State Health & Education Facility
   (Health Midwest) (MBIA) 6.25% 2/15/22 .....     1,000,000     1,069,120
Missouri State Health & Education Facility
   (Heartland Health Systems)
   (AMBAC) 6.35% 11/15/17 ....................     1,250,000     1,354,875
Missouri State Health & Education Facility
   (SSM Health Care) (MBIA) 6.40% 6/1/10 .....       500,000       576,785
Missouri State Health & Education Facility
   (St. Luke's Health Systems)
   (MBIA) 5.125% 11/15/19 ....................     1,000,000       999,290
                                                               -----------
                                                                14,012,610
                                                               -----------
HOUSING REVENUE BONDS - 16.86%
Missouri Single Family Housing
   (GNMA) 7.20% 12/1/17 ......................       230,000       254,753

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                      ------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)

Missouri Single Family Housing
   (GNMA) 7.25% 12/1/20 ..........................    $  465,000   $   514,690
Missouri Single Family Housing
   (FNMA/GNMA) 7.20% 9/1/26 ......................     2,015,000     2,305,926
Missouri Single Family Housing
   (FNMA/GNMA) 7.25% 9/1/26 ......................     2,295,000     2,582,907
Missouri Single Family Housing
   (FNMA/GNMA) 7.45% 9/1/27 ......................     1,865,000     2,144,172
Missouri Single Family Housing
   (FNMA/GNMA) 7.55% 9/1/27 ......................     1,830,000     2,104,537
                                                                   -----------
                                                                     9,906,985
                                                                   -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.84%
St. Louis Municipal Finance Corporation City Lease
   Revenue - City Justice Center,
   Series A (AMBAC) 5.95% 2/15/16 ................     1,000,000     1,081,790
                                                                   -----------
                                                                     1,081,790
                                                                   -----------
LEASE/CERTIFICATE OF PARTICIPATION - 1.82%
Kansas City Muehlebach Hotel
   (FSA) 5.90% 12/1/18 ...........................     1,000,000     1,069,570
                                                                   -----------
                                                                     1,069,570
                                                                   -----------
POWER AUTHORITY REVENUE BONDS - 8.39%
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 ..................     2,750,000     2,575,925
Sikeston Electric Revenue (MBIA) 5.00% 6/1/22 ....     1,250,000     1,227,700
Sikeston Electric Revenue (MBIA) 6.00% 6/1/13 ....     1,000,000     1,127,790
                                                                   -----------
                                                                     4,931,415
                                                                   -----------
 * PRE-REFUNDED/ESCROWED TO
    MATURITY BONDS - 20.26%
 **Greene County Single Family Mortgage Revenue
    (Private Mortgage Insurance)
    (Escrowed to maturity) 5.175% 3/1/16 .........     1,225,000       496,664
Kansas City Airport Revenue
    (FSA) 6.875% 9/1/14-04 .......................     1,675,000     1,933,485
Sikeston Electric Revenue
    (MBIA) 6.25% 6/1/12-02 .......................     2,000,000     2,193,760
St. Charles School District
    (FGIC) 6.50% 2/1/14-06 .......................     1,250,000     1,430,363
St. Louis County School District #8
    (MBIA) 5.60% 2/15/15-05 ......................     1,490,000     1,609,215
St. Louis Municipal Finance Corporation Leasehold
    Revenue (FGIC) 6.25% 2/15/12-05 ..............     1,850,000     2,066,765
Troy School District #3 Lincoln County
    (MBIA) 6.10% 3/1/14-05 .......................     1,235,000     1,369,887
West Platte School District
    (MBIA) 5.85% 3/1/15-05 .......................       750,000       805,035
                                                                   -----------
                                                                    11,905,174
                                                                   -----------

20 for tax-exempt income


TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                         ----------------------
MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS - 4.00%
Missouri Environmental Pollution Control Revenue
   for St. Joseph's Light & Power Co.
   (AMBAC) 5.85% 2/1/13 ............................... $2,200,000  $ 2,351,360
                                                                    -----------
                                                                      2,351,360
                                                                    -----------
WATER & SEWER REVENUE BONDS - 3.98%
Liberty Sewer (MBIA) 6.00% 2/1/08 .....................    600,000      671,808
Liberty Sewer (MBIA) 6.15% 2/1/15 .....................  1,500,000    1,667,580
                                                                    -----------
                                                                      2,339,388
                                                                    -----------
OTHER REVENUE BONDS - 6.38%
Kansas City Municipal Assistance Bartle Hall
   Convention Center (MBIA) 5.60% 4/15/16 .............  1,240,000    1,293,258
Missouri State Environmental - State Revolving
   Fund - Branson (FSA) 6.05% 7/1/16 ..................  2,265,000    2,454,739
                                                                    -----------
                                                                      3,747,997
                                                                    -----------
TOTAL MUNICIPAL BONDS (COST $53,703,186) ..............              57,940,377
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.61%
   (COST $53,703,186) .................................             $57,940,377
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -
   1.39% ..............................................                 816,988
                                                                    -----------
NET ASSETS APPLICABLE TO 5,442,338 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............             $58,757,365
                                                                    ===========

NET ASSET VALUE - TAX FREE MISSOURI INSURED
   FUND A CLASS ($47,378,189 / 4,388,093 SHARES) ......             $     10.80
                                                                    ===========
NET ASSET VALUE - TAX FREE MISSOURI INSURED FUND
   B CLASS ($11,268,629 / 1,044,010 SHARES) ...........             $     10.79
                                                                    ===========
NET ASSET VALUE - TAX FREE MISSOURI INSURED FUND
   C CLASS ($110,547 / 10,235 SHARES) .................             $     10.80
                                                                    ============

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000
   shares allocated to Tax-Free Missouri Insured Fund
   A Class, 1,000,000,000 shares allocated to Tax-Free
   Missouri Insured Fund B Class and 1,000,000,000
   shares allocated to Tax-Free Missouri Insured
   Fund C Class .......................................            $ 55,466,860
Accumulated net realized loss on investments...........                (946,686)
Net unrealized appreciation of investments ............               4,237,191
                                                                   ------------
Total Net Assets ......................................            $ 58,757,365
                                                                   ============
----------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** The interest rate shown for this security is the effective yield.

----------------------
Summary of Abbreviations:
   AMBAC - Insured by the Ambac Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE MISSOURI INSURED FUND A CLASS
Net asset value A Class (A) .............................             $   10.80
Sales charge (3.75% of offering price or 3.89% of
   amount invested per share) (B) .......................                  0.42
                                                                      ---------
Offering price ..........................................             $   11.22
                                                                      =========
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR TAX-FREE FUNDS, INC.
DELAWARE-VOYAGEUR
TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 PRINCIPAL     MARKET
                                                  AMOUNT       VALUE
                                               -----------------------
MUNICIPAL BONDS - 98.29%
GENERAL OBLIGATION BONDS - 1.60%
Grand Forks Sewer Revenue 6.70% 6/1/07 .....   $  270,000   $  287,037
North Dakota State Real Estate 6.00% 9/1/13       215,000      215,759
                                                            ----------
                                                               502,796
                                                            ----------
HIGHER EDUCATION REVENUE BONDS - 3.40%
Burleigh County University Facilities
   University of Mary Project 7.125% 12/1/11      250,000      265,308
North Dakota State University Housing &
   Auxiliary Facility 6.30% 4/1/07 .........      250,000      268,430
North Dakota State University Housing &
   Auxiliary Facility 6.50% 4/1/12 .........      500,000      539,970
                                                            ----------
                                                             1,073,708
                                                            ----------
HOSPITAL REVENUE BONDS - 29.52%
Bismarck Hospital Alexius Medical Center
   (AMBAC) 6.90% 5/1/06 ....................      500,000      542,165
Bismarck Hospital Medical Center One Inc. ..
   (MBIA) 7.50% 5/1/13 .....................      250,000      261,845
Cando, ND Nursing Facility Revenue - Towner
   County Medical Center Project
   7.125% 8/1/22 ...........................    1,000,000    1,031,740
                                                        for tax-exempt income 21


TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       -----------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Carrington, ND Health Facility Revenue for
   Carrington Health Center 6.25% 11/15/15 .........   $  500,000   $  538,760
Cass County, ND Health Facility Revenue for
   Catholic Health Villa - Nazareth Project
   6.25% 11/15/14 ..................................    1,000,000    1,077,520
Fargo Hospital Facility St. Luke's Hospital,
   Series 1992 6.50% 6/1/15 ........................    1,000,000    1,084,240
Grand Forks North Dakota Senior Housing Revenue
   4000 Valley Square Project
   6.25% 12/1/34 ...................................    2,000,000    2,039,700
Grand Forks United Hospital Obligated Group
   (MBIA) 6.125% 12/1/14 ...........................      225,000      248,252
Grand Forks United Hospital Obligated Group
   (MBIA) 6.25% 12/1/19 ............................      250,000      273,890
Killdeer North Dakota Nursing Care Revenue -
   Hill Top Home of Comfort 6.00% 11/1/12 ..........      850,000      868,768
Valley City, North Dakota Congregate Housing Revenue
   (Bridgeview Estates Project) 7.25% 8/1/22 .......      300,000      306,390
Ward County, ND Health Care Facility Revenue -
   Trinity Obligated Group
   Ser96A 6.00% 7/1/11 .............................    1,000,000    1,049,220
                                                                    ----------
                                                                     9,322,490
                                                                    ----------
HOUSING REVENUE BONDS - 26.30%
Grand Forks Multifamily Housing Authority Revenue -
   Ryan House Section 8 6.30% 3/1/22 ...............      305,000      328,024
Minot Single Family Mortgage 7.70% 8/1/10 ..........      235,000      250,249
North Dakota Housing Finance Authority
   Single Family Mortgage
   Series A 6.30% 7/1/16 ...........................    1,955,000    2,092,534
North Dakota Housing Finance Authority
   Single Family Mortgage 6.25% 1/1/17 .............    2,225,000    2,378,570
North Dakota Single Housing Finance Agency
   Single Family Mortgage
   Series A (FHA) 6.75% 7/1/12 .....................      160,000      170,435
North Dakota State Housing Finance Agency Revenue
   (FNMA) 6.125% 12/1/15 ...........................      500,000      533,640
North Dakota State Housing Finance Agency Revenue
   Multifamily (FNMA) 6.15% 12/1/17 ................    1,300,000    1,385,865
North Dakota State Housing Finance Authority
   Single Family Mortgage
   Series A 6.95% 7/1/12 ...........................      300,000      321,456
North Dakota State Housing Finance Agency
   Single Family Mortgage
   Series E (FNMA) 6.30% 1/1/15 ....................      790,000      845,820
                                                                    ----------
                                                                     8,306,593
                                                                    ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.70%
Mercer County Pollution Control
   Otter Tail Power Company Project
   6.90% 2/1/19 ....................................      500,000      537,325
                                                                    ----------
                                                                       537,325
                                                                    ----------

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        -----------------------
MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS - 18.26%
Mercer County Pollution Control Revenue
   Montana - Dakota Utilities Company Project
   (FGIC) 6.65% 6/1/22 ................................ $  500,000   $   548,730
Mercer County Pollution Control
   Revenue for Basin Electric Power
   6.05% 1/1/19 .......................................  1,250,000     1,359,688
Puerto Rico Electric Power Authority
   5.25% 7/1/21 .......................................    800,000       804,632
Puerto Rico Electric Power Authority Power
   Revenue Series DD (FSA) 4.50% 7/1/19 ...............  1,250,000     1,170,875
Puerto Rico Electric Power Authority Power
   Revenue Series EE 4.75% 7/1/24 .....................  2,000,000     1,883,340
                                                                     -----------
                                                                       5,767,265
                                                                     -----------
 * PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 1.00%
Devils Lake Public School District #1
   6.80% 5/1/11-99 ....................................    100,000       102,472
Fargo Park District Revenue
   7.25% 11/1/11-00 ...................................    200,000       214,016
                                                                     -----------
                                                                         316,488
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 4.89%
Puerto Rico Commonwealth Highway &
   Transportation Authority
   Series Y 5.50% 7/1/26 ..............................  1,500,000     1,544,115
                                                                     -----------
                                                                       1,544,115
                                                                     -----------
OTHER REVENUE BONDS - 11.62%
North Dakota Building Authority Revenue
   (FSA) 6.00% 12/1/14 ................................  1,310,000     1,406,140
North Dakota Building Authority Revenue
   (FSA) 6.10% 12/1/16 ................................  1,480,000     1,595,026
North Dakota State Municipal Bond Bank
   6.25% 12/1/11 ......................................    450,000       459,104
North Dakota State Student Loan
   (AMBAC) 7.00% 7/1/05 ...............................    200,000       208,972
                                                                     -----------
                                                                       3,669,242
                                                                     -----------
Total Municipal Bonds (cost $29,114,490) ..............               31,040,022
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $29,114,490) - 98.29% ........................              $31,040,022
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 1.71% ................................                  541,509
                                                                     -----------
NET ASSETS APPLICABLE TO 2,782,766 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............              $31,581,531
                                                                     ===========

NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND A CLASS
   ($30,611,590 / 2,697,295) ..........................              $     11.35
                                                                     ===========
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND B CLASS
   ($928,188 / 81,789) ................................              $     11.35
                                                                     ===========
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND C CLASS
   ($41,753 / 3,682) ..................................              $     11.34
                                                                     ===========

22 for tax-exempt income


Tax-Free North Dakota Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
 North Dakota Fund A Class, 1,000,000,000 shares allocated
 to the Tax-Free North Dakota Fund B Class and 1,000,000,000
 shares allocated to the Tax-Free North Dakota Fund C Class....   $29,629,687
Accumulated net realized gain on investments...................        26,312
Net unrealized appreciation of investments.....................     1,925,532
                                                                 ------------
Total Net Assets...............................................   $31,581,531
                                                                 ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by the Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NORTH DAKOTA FUND A CLASS
Net asset value A Class (A)....................................        $11.35
Sales charge (3.75% of offering price or 3.88% of amount
   invested per share)(B) .....................................          0.44
                                                                 ------------
Offering price.................................................        $11.79
                                                                 ============

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR
TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                -----------------------
MUNICIPAL BONDS - 97.62%
GENERAL OBLIGATION BONDS - 19.49%
Hermiston Water Bonds
   (AMBAC) 6.20% 8/1/24 .....................   $  500,000   $  543,855
Lane County School District #19 (Springfield)
   (FGIC) 6.00% 10/15/14 ....................      500,000      558,755
Lincoln County School District
   (FGIC) 5.25% 6/15/12 .....................    1,450,000    1,502,490
Malheur County Jail (MBIA) 6.30% 12/1/12 ....      500,000      554,775
Multnomah County School District #3 Park Rose
   (FGIC) 5.50% 12/1/11 .....................      500,000      524,380

TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
                                                   -------------------------
MUNICIPAL BONDS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
North Unit Irrigation District
   (MBIA) 5.75% 6/1/16 ........................... $1,000,000   $1,059,790
Portland (MBIA) 5.75% 6/1/15 .....................    500,000      523,120
Tillamook County (FGIC) 6.25% 1/1/14 .............    250,000      275,800
** Umatilla County Oregon School
   District #6R Umatilla
   (AMBAC) 5.196% 12/15/22 .......................    200,000       57,030
Washington County School District (Sherwood)
   (FSA) #88J 6.10% 6/1/12 .......................    300,000      327,264
                                                                ----------
                                                                 5,927,259
                                                                ----------
HIGHER EDUCATION REVENUE BONDS - 16.46%
Central Oregon Community College
   (FGIC) 5.90% 6/1/09 ...........................     750,000     802,658
Oregon Health & Education Authority for
   Lewis & Clark College
   (MBIA) 6.125% 10/1/24 .........................   1,055,000   1,151,142
Oregon Health & Education Authority for Reed
   College (MBIA) 5.375% 7/1/25 ..................   1,000,000   1,024,440
** Oregon Health Sciences University
   (MBIA) 5.126% 7/1/21 ..........................   6,500,000   2,028,845
                                                                 ---------
                                                                 5,007,085
                                                                 ---------
HOSPITAL REVENUE BONDS - 7.08%
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital
   (MBIA) 5.75% 8/1/19 ...........................   1,000,000   1,062,900
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital
   (MBIA) 5.875% 8/1/12 ..........................   1,000,000   1,089,780
                                                                 ---------
                                                                 2,152,680
                                                                 ---------
HOUSING REVENUE BONDS - 3.75%
Oregon Health, Housing, Educational, and Cultural
   Facilities Authority for Pier Park Project
   (GNMA) 6.05% 4/1/18 ...........................   1,095,000   1,141,516
                                                                 ---------
                                                                 1,141,516
                                                                 ---------
LEASE/CERTIFICATES OF PARTICIPATION - 3.51%
Oregon State Department Administrative Services
   Certificate of Participation -
   Series A (AMBAC) 5.80% 5/1/24 .................   1,000,000   1,066,190
                                                                 ---------
                                                                 1,066,190
                                                                 ---------
POWER AUTHORITY REVENUE BONDS - 8.24%
Central Lincoln Peoples Utility District
   (AMBAC) 5.75% 1/1/15 ..........................     500,000     523,000
Northern Wasco County
   (FGIC) 5.625% 12/1/22 .........................   1,000,000   1,045,190
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 ..................   1,000,000     936,700
                                                                 ---------
                                                                 2,504,890
                                                                 ---------
* PRE-REFUNDED/ESCROWED TO
   MATURITY BONDS - 21.79%
Chemeketa Community College
   (FGIC) 5.80% 6/1/12-06 ........................   1,500,000   1,654,605
Eugene Electric Revenue
   Series C (MBIA) 5.80% 8/1/22-04 ...............   1,250,000   1,369,350
                                                        for tax-exempt income 23


TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                      -------------------------
MUNICIPAL BONDS (CONTINUED)
PRE-REFUNDED/ESCROWED TO
   MATURITY BONDS (CONTINUED)
Lane County School District #19
   (MBIA) 6.30% 10/15/14-04 .......................... $  500,000   $   562,675
Multnomah County School District #39
   Corbett (MBIA) 6.00% 12/1/13-04 ...................    500,000       550,045
Portland Sewer System Revenue
   (FSA) 6.25% 6/1/15-04 .............................  1,000,000     1,116,740
Umatilla Pendleton School District #016R
   (AMBAC) 6.00% 7/1/14-04 ...........................    500,000       552,490
Washington County Education Service
   (MBIA) 7.10% 6/1/25-05 ............................    700,000       820,512
                                                                    -----------
                                                                      6,626,417
                                                                    -----------
TRANSPORTATION REVENUE BONDS - 6.83%
Portland, Oregon Airport Revenue for Portland
   International Airport (FGIC) 5.625% 7/1/26 ........  2,000,000     2,076,580
                                                                    -----------
                                                                      2,076,580
                                                                    -----------
Water & Sewer Revenue Bonds - 10.47%
Beaverton Water Revenue
   (FSA) 6.125% 6/1/14 ...............................    500,000       542,550
Klamath Falls Water Revenue
   (FSA) 6.10% 6/1/14 ................................    500,000       545,700
Salem Water & Sewer Revenue
   (MBIA) 5.50% 6/1/14 ...............................  1,000,000     1,046,870
Salem Water & Sewer Revenue
   (MBIA) 5.625% 6/1/16 ..............................  1,000,000     1,049,650
                                                                    -----------
                                                                      3,184,770
                                                                    -----------
Total Municipal Bonds (cost $27,361,509) .............               29,687,387
                                                                    -----------

                                                          Number
                                                         of Shares
                                                         ---------
Short-Term Investments - 1.44%
Norwest Advantage Municipal Money Market Fund ........    437,082       437,082
                                                                    -----------
Total Short-Term Investments (cost $437,082) .........                  437,082
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $27,798,591) - 99.06% .......................              $30,124,469
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 0.94% ...............................                  286,510
                                                                    -----------
NET ASSETS APPLICABLE TO 2,939,194 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ...........              $30,410,979
                                                                    ===========

NET ASSET VALUE - TAX-FREE OREGON INSURED
   FUND A CLASS ($23,594,553 / 2,280,587 SHARES) .....              $     10.35
                                                                    ===========
NET ASSET VALUE - TAX-FREE OREGON INSURED
   FUND B CLASS ($5,824,402 / 562,814 SHARES) ........              $     10.35
                                                                    ===========
NET ASSET VALUE - TAX-FREE OREGON INSURED
   FUND C CLASS ($992,024 / 95,793 SHARES) ...........              $     10.36
                                                                    ===========

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value, unlimited shares authorized to the
   Tax-Free Oregon Insured Fund..................................   $28,697,212
Accumulated net realized loss on investments.....................      (612,111)
Net unrealized appreciation of investments.......................     2,325,878
                                                                   ------------
Total net assets                                                   $ 30,410,979
                                                                   ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** The interest rate shown for this security is the effective yield.

----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by the Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE OREGON INSURED FUND A CLASS
Net asset value A Class (A).......................................       $10.35
Sales charge (3.75% of offering price, or 3.87% of amount
   invested per share)(B).........................................         0.40
                                                                   ------------
Offering price....................................................       $10.75
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR
TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           PRINCIPAL    MARKET
                                                            AMOUNT      VALUE
                                                           --------------------
MUNICIPAL BONDS - 90.66%
GENERAL OBLIGATIONS - 16.80%
Benton County Independent School District #116
   (FGIC) 5.80% 12/1/10 ...............................     $100,000   $108,627
Bothell (AMBAC) 5.70% 12/1/10 .........................       75,000     80,463
Clark County School District #114
   (FGIC) 6.00% 12/1/11 ...............................       75,000     81,472
Kent Washington Series A
   (MBIA) 6.00% 12/1/16 ...............................      100,000    109,789
King County Kent School District #415
   (MBIA) 5.55% 12/1/11 ...............................       75,000     81,673
Snohomish County (MBIA) 5.90% 12/1/15..................       75,000     79,412

24 for tax-exempt income


TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                      ---------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Washington State Series 93A UTGO Utility
   General Obligation (FGIC) 5.75% 10/1/17 .........   $100,000   $105,114
                                                                  --------
                                                                   646,550
                                                                  --------
HOUSING REVENUE BONDS - 23.85%
King County, Washington Housing Authority -
   Fred Lind Manor Project-A
   (GNMA) 6.672% 6/20/32 ...........................    200,000    221,602
Kitsap County Housing (GNMA) 7.10% 2/20/36 .........    200,000    227,796
Washington State Housing Finance Commonwealth
   Multifamily Mortgage Revenue A
   (GNMA) 6.00% 7/1/30 .............................     60,000     63,630
Washington State Housing Finance -
   Single Family - Series 2A
   (GNMA) (AMT) 6.30% 12/1/27 ......................    180,000    192,593
Washington State Housing Single Family
   Mortgage Revenue (GNMA) 6.20% 12/1/22 ...........    200,000    212,104
                                                                  --------
                                                                   917,725
                                                                  --------
HIGHER EDUCATION REVENUE BONDS - 15.12%
Washington Higher Education Pacific Lutheran College
   (Connie Lee) 5.70% 11/1/26 ......................    200,000    210,832
Washington State Higher Educational Facilities
   Seattle University Project
   (AMBAC) 5.20% 5/1/28 ............................    150,000    150,790
Washington State University: Housing &
   Dining System (MBIA) 6.375% 10/1/18 .............    200,000    220,202
                                                                  --------
                                                                   581,824
                                                                  --------
HOSPITAL REVENUE BONDS - 13.65%
University Of Washington Medical Center
   (FSA) 6.30% 8/15/14 .............................    200,000    220,777
Washington State Health Care Facilities
   Authority Revenue Swedish Health Systems
   (AMBAC) 5.25% 11/15/26 ..........................    100,000     99,263
Washington State Health Care Facility
   Yakima Valley Memorial Hospital
   (Connie Lee) 5.25% 12/1/20 ......................    100,000    100,233
Washington State Health Care Peace Health
   (MBIA) 5.625% 11/15/15 ..........................    100,000    104,923
                                                                  --------
                                                                   525,196
                                                                  --------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 2.13%
University Of Washington Parking Revenue
   (AMBAC) 6.125% 11/1/14 ..........................     75,000     82,034
                                                                  --------
                                                                    82,034
                                                                  --------
POWER AUTHORITY REVENUE BONDS - 8.24%
Grant County Public #2 Wanapum
   (MBIA) 5.875% 1/1/26 ............................    100,000    105,156
Kittitas County Public #1
   (MBIA) 5.80% 12/1/20 ............................    100,000    105,358
Washington State Public Power #1
   (MBIA) 5.75% 7/1/12 .............................    100,000    106,648
                                                                  --------
                                                                   317,162
                                                                  --------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                         ----------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 1.32%
Port Tacoma Washington
   (AMBAC) 5.30% 12/1/17 ............................... $  50,000   $   50,812
                                                                     ----------
                                                                         50,812
                                                                     ----------
WATER & SEWER REVENUE BONDS - 9.55%
Covington Water & Sewer Revenue
   (AMBAC) 6.00% 3/1/15 ................................    75,000       80,244
Olympia Washington Water & Sewer
   (FGIC) 5.125% 11/1/17 ...............................   100,000      100,914
Seattle Metrolpolitan Sewer Revenue
   (FGIC) 5.70% 1/1/14 .................................    75,000       78,766
Vancouver Water & Sewer Revenue
   (FGIC) 6.00% 6/1/16 .................................   100,000      107,399
                                                                     ----------
                                                                        367,323
                                                                     ----------
TOTAL MUNICIPAL BONDS (COST $3,244,955 ) ...............              3,488,626
                                                                     ----------

                                                           NUMBER
                                                          OF SHARES
                                                          ---------
SHORT-TERM INVESTMENTS - 7.21%
Norwest Advantage Municipal Money Market Fund ..........   277,461      277,461
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (COST $277,461) ...........                277,461
                                                                     ----------


TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $3,522,416) - 97.87% ..........................             $3,766,087
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.13%                  82,111
                                                                     ----------
NET ASSETS APPLICABLE TO 355,998 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .............             $3,848,198
                                                                     ==========

NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND A
   CLASS ($2,308,064 / 213,624 SHARES) .................             $    10.80
                                                                     ==========
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND B
   CLASS ($1,239,027 / 114,525 SHARES) .................             $    10.82
                                                                     ==========
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND C
   CLASS ($301,107 / 27,849 SHARES) ....................             $    10.81
                                                                     ==========

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common Stock, $0.01 par value, unlimited shares
   authorized to the Tax-Free Washington Insured Fund ..             $3,685,267
Accumulated net realized loss on investments ...........                (80,740)
Net unrealized appreciation of investments .............                243,671
                                                                     ----------
Total net assets .......................................             $3,848,198
                                                                     ==========
----------------------
Summary of Abbreviations:
     AMBAC - Insured by the AMBAC Indemnity Corporation
       AMT - Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
      FGIC - Insured by the Financial Guaranty Insurance Company
       FSA - Insured by the Financial Security Assurance
      GNMA - Insured by the Government National Mortgage Association
      MBIA - Insured by the Municipal Bond Insurance Association for tax-exempt income 25

Tax-Free Washington Insured Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WASHINGTON INSURED FUND A CLASS
Net asset value A Class (A) .......................                     $10.80
Sales charge (3.75% of offering price, or 3.89% of amount
   invested per share)(B) .........................                       0.42
                                                                  ------------
Offering price ....................................                     $11.22
                                                                  ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Voyageur Mutual Funds, Inc.
Delaware-Voyageur Tax-Free Wisconsin Fund
Statement of Net Assets
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                      Principal      Market
                                                       Amount        Value
                                                      -----------------------
MUNICIPAL BONDS - 97.97%
GENERAL OBLIGATION BONDS - 3.57%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ...................................   $1,500,000   $1,371,675
                                                                   ----------
                                                                    1,371,675
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 2.22%
Madison Community Development Authority Revenue -
   Edgewood College 6.25% 4/1/14 ..................      500,000      530,170
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ............      295,000      321,951
                                                                   ----------
                                                                      852,121
                                                                   ----------
HOSPITAL REVENUE BONDS - 2.59%
Kaukauna Housing Authority Revenue -
   St. Paul Home Inc. 6.10% 9/1/07 ................      200,000      206,530
Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (Hospital Auxilio Mutuo Project - Series A)
   5.50% 7/1/17 ...................................      500,000      524,815
Superior Redevelopment Authority Revenue - Superior
   Memorial Hospital (GNMA) 5.80% 5/1/10 ..........      250,000      262,025
                                                                   ----------
                                                                      993,370
                                                                   ----------
HOUSING REVENUE BONDS - 27.64%
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.85% 7/1/11 ...................................      125,000      130,305
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.90% 7/1/12 ...................................      125,000      129,515
Green Bay Wisconsin Housing Authority
   Multifamily Housing Revenue -
   Moraine Limited - Series A
   (FHA) 6.15% 12/1/30 ............................    2,500,000    2,667,700
La Crosse Housing Authority Washburn Project
   6.375% 10/1/16 .................................      100,000      104,600

TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                    -------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
La Crosse Housing Authority Washburn Project
   6.50% 10/1/26 ................................   $   250,000   $   260,398
Milwaukee Redevelopment Authority
   Multifamily Housing 6.30% 8/1/38 .............     1,455,000     1,534,167
New Berlin Multifamily Housing Authority Revenue
   7.125% 5/1/24 ................................       500,000       535,210
Puerto Rico Housing Authority Single Family
   Mortgage Revenue 6.85% 10/15/23 ..............       625,000       665,406
Puerto Rico Housing Bank And Finance Agency
   (GNMA) 6.25% 4/1/29 ..........................       995,000     1,059,595
Superior Housing Authority - St. Francis Project
   (GNMA) 6.00% 1/20/22 .........................       565,000       590,600
Superior Housing Authority - St. Francis Project
   (GNMA) 6.15% 7/20/31 .........................       835,000       870,955
Waukesha Wisconsin Housing Westgrove Wood Project
   (GNMA) 6.00% 12/1/31 .........................     1,500,000     1,581,810
Wauwatosa Multifamily Housing Revenue -
   Harwood Place, Inc. 5.75% 12/1/08 ............       480,000       491,611
                                                                  -----------
                                                                   10,621,872
                                                                  -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 16.41%
Hartford Community Development Authority Lease
   Revenue 6.15% 12/1/09 ........................       240,000       258,761
Milwaukee Redevelopment Authority Revenue -
   Goodwill Industries, Inc. 6.35% 10/1/09 ......     2,000,000     2,105,220
Omro Community Development Authority
   5.875% 12/1/11 ...............................       300,000       320,613
Puerto Rico Commonwealth Industrial Development
   General Purpose Revenue
   Series B 5.375% 7/1/16 .......................     1,000,000     1,024,590
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project 6.25% 11/15/13 .....     1,100,000     1,208,053
Two Rivers Community Development Authority
   Revenue Architectural Forest Products
   6.35% 12/15/12 ...............................       250,000       257,640
West Allis Community Development Authority
   Revenue - Poblocki Investments, Ltd. .........
   5.90% 5/1/03 .................................     1,080,000     1,131,948
                                                                  -----------
                                                                    6,306,825
                                                                  -----------
LEASE/CERTIFICATES OF PARTICIPATION - 14.56%
Cudahy Community Development Authority Revenue
   6.00% 6/1/11 .................................     1,000,000     1,065,840
De Forest Redevelopment Lease Revenue
   6.25% 2/1/18 .................................     1,000,000     1,058,380
Little Chute Community Development Lease Revenue
   5.625% 3/1/19 ................................       680,000       711,096
Madison Community Development Authority, Monona
   Terrace Community Project 5.80% 3/1/05 .......       125,000       134,990
Madison Community Development Authority, Monona
   Terrace Community Project 5.90% 3/1/06 .......       365,000       395,160
Madison Community Development Authority, Monona
   Terrace Community Project 6.10% 3/1/10 .......     1,500,000     1,629,375
Redgranite Wisconsin Community Development
   Authority Revenue 5.85% 3/1/18 ...............       605,000       601,449
                                                                  -----------
                                                                    5,596,290
                                                                  -----------

26 for tax-exempt income


Tax-Free Wisconsin Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                     PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                                    -------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO
   MATURITY BONDS - 5.15%
Virgin Islands Public Finance Authority
   (Escrowed to maturity) 7.30% 10/1/18 .........   $   700,000   $   882,469
Wisconsin Housing Finance Authority
   (FHA) 6.10% 6/1/21-17 ........................     1,000,000     1,097,330
                                                                  -----------
                                                                    1,979,799
                                                                  -----------
POWER AUTHORITY REVENUE BONDS - 5.31%
Puerto Rico Electric Power Authority Revenue
   4.75% 7/1/24 .................................       500,000       470,835
Puerto Rico Electric Power Authority Revenue
   6.00% 7/1/14 .................................     1,450,000     1,570,887
                                                                  -----------
                                                                    2,041,722
                                                                  -----------
SPECIAL UTILITY REVENUE BONDS - 0.78%
Puerto Rico Telephone Authority Revenue
   5.75% 1/1/11 .................................       285,000       300,416
                                                                  -----------
                                                                      300,416
                                                                  -----------
WATER & SEWER REVENUE BONDS - 2.59%
Puerto Rico Commonwealth Infrastructure Financing
   Authority Special Series A 5.00% 7/1/21 ......     1,000,000       994,580
                                                                  -----------
                                                                      994,580
                                                                  -----------
OTHER REVENUE BONDS - 17.15%
Puerto Rico Municipal Finance Authority
   (FSA) 6.00% 7/1/14 ...........................     1,800,000     1,958,994
**Southeast Wisconsin Professional Baseball Park
   District Lease Certificates
   (MBIA) 5.095% 12/15/15 .......................     1,000,000       415,450
**Southeast Wisconsin Professional Baseball Park
   District Sales Revenue
   (MBIA) 5.115% 12/15/16 .......................     1,115,000       438,897
**Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue
   (MBIA) 5.287% 12/15/24 .......................     1,500,000       377,145
**Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue
   (MBIA) 5.287% 12/15/25 .......................     1,250,000       298,300
**Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue
   (MBIA) 5.287% 12/15/28 .......................     6,250,000     1,275,250
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue
   (MBIA) 5.80% 12/15/26 ........................     1,000,000     1,053,700
Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18 ......................       750,000       773,385
                                                                  -----------
                                                                    6,591,121
                                                                  -----------
TOTAL MUNICIPAL BONDS (COST $35,574,582) ........                  37,649,791
                                                                  -----------

                                                        NUMBER         MARKET
                                                       OF SHARES       VALUE


SHORT-TERM INVESTMENTS - 0.67%
Norwest Advantage Municipal Money Market Fund .......   257,083    $    257,083
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $257,083) ........                   257,083
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.64%
   (COST $35,831,665) ...............................              $ 37,906,874
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 1.36% ..............................                   522,320
                                                                   ------------
NET ASSETS APPLICABLE TO 3,841,008 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..........              $ 38,429,194
                                                                   ============

NET ASSET VALUE - TAX-FREE WISCONSIN FUND A CLASS
   ($34,601,565 / 3,458,573) ........................              $      10.00
                                                                   ============
NET ASSET VALUE - TAX-FREE WISCONSIN FUND B CLASS
   ($2,522,798 / 252,376) ...........................              $      10.00
                                                                   ============
NET ASSET VALUE - TAX-FREE WISCONSIN FUND C CLASS
   ($1,304,831 / 130,059) ...........................              $      10.03
                                                                   ============

COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund A Class,
   10,000,000,000 shares allocated to Tax-Free
   Wisconsin Fund B Class, and 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund C Class .....              $ 36,866,565
Accumulated net realized loss on investments ........                  (512,580)
Net unrealized appreciation of investments ..........                 2,075,209
                                                                   ------------
Total net assets ....................................              $ 38,429,194
                                                                   ============
----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**The interest rate shown for this security is the effective yield.

----------------------
Summary of Abbreviations:
   FHA - Insured by the Federal Housing Authority
   FSA - Insured by the Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE - TAX-FREE WISCONSIN FUND A CLASS
Net asset value A Class (A) .........................                    $10.00
Sales charge (3.75% of offering price, or 3.90% of amount
   invested per share)(B)............................                      0.39
                                                                   ------------
Offering price.......................................                    $10.39
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 27


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                           TAX-FREE       TAX-FREE     TAX-FREE        TAX-FREE
                                            IDAHO           IOWA        KANSAS         MISSOURI
                                            FUND            FUND        FUND          INSURED FUND
                                          -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Interest .............................   $ 1,260,464    $ 1,135,650    $   420,214    $ 1,636,959
                                         -----------    -----------    -----------    -----------

EXPENSES:
Management fees ......................       112,890        106,089         37,777        146,883
Distribution expense .................        87,216         68,360         33,042        116,562
Dividend disbursing and transfer
   agent fees and expenses ...........        20,928         20,154          8,651         26,005
Registration fees ....................         4,250          4,448            172            420
Reports and statements to shareholders         4,229         13,878          2,921          8,010
Accounting and administration ........        10,954         11,766          3,657         18,515
Professional fees ....................         6,824          6,480            995          6,030
Custodian fees .......................         1,680          2,520            900          3,037
Taxes (other than taxes on income) ...           950          1,350            100         12,600
Directors' fees ......................           564            660            305            750
Other ................................         3,243          5,056            758             --
                                         -----------    -----------    -----------    -----------
                                             253,728        240,761         89,278        338,812
Less expenses absorbed or waived .....       (17,945)       (24,352)       (10,135)       (28,365)
                                         -----------    -----------    -----------    -----------
Total net expenses ...................       235,783        216,409         79,143        310,447
                                         -----------    -----------    -----------    -----------
Net Investment Income ................     1,024,681        919,241        341,071      1,326,512
                                         -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
   investment transactions ...........       (44,571)        77,889         69,352        150,143
Net change in unrealized appreciation/
   depreciation of investments .......       123,726          4,185         (7,537)      (229,163)
                                         -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS .............        79,155         82,074         61,815        (79,020)
                                         -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................   $ 1,103,836    $ 1,001,315    $   402,886    $ 1,247,492
                                         ===========    ===========    ===========    ===========

                                  [RESTUBBED]

                                           TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                          NORTH DAKOTA     OREGON        WASHINGTON     WISCONSIN
                                             FUND        INSURED FUND   INSURED FUND      FUND
                                          -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Interest .............................    $   923,807    $   794,761    $    95,940    $ 1,000,732
                                          -----------    -----------    -----------    -----------

EXPENSES:
Management fees ......................         79,186         74,763          8,869         90,922
Distribution expense .................         48,495         65,049          7,860         57,841
Dividend disbursing and transfer
   agent fees and expenses ...........         18,173         13,985          3,677         15,294
Registration fees ....................          2,086          4,250            850          1,875
Reports and statements to shareholders         10,577          3,601          2,100          7,265
Accounting and administration ........         12,806          7,251          2,586          8,988
Professional fees ....................          6,370            869            132          5,760
Custodian fees .......................          2,268          2,070             --          1,169
Taxes (other than taxes on income) ...          2,400            624            104            975
Directors' fees ......................          1,487            420            220            482
Other ................................          1,502          5,814             --          8,698
                                          -----------    -----------    -----------    -----------
                                              185,350        178,696         26,398        199,269
Less expenses absorbed or waived .....        (23,708)       (47,448)       (13,181)        (7,194)
                                          -----------    -----------    -----------    -----------
Total net expenses ...................        161,642        131,248         13,217        192,075
                                          -----------    -----------    -----------    -----------
Net Investment Income ................        762,165        663,513         82,723        808,657
                                          -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
   investment transactions ...........        150,467        (11,500)            --        (74,443)
Net change in unrealized appreciation/
   depreciation of investments .......        (84,969)       117,743         10,980         83,009
                                          -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS .............         65,498        106,243         10,980          8,566
                                          -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................    $   827,663    $   769,756    $    93,703    $   817,223
                                          ===========    ===========    ===========    ===========

                             See accompanying notes

28 for tax-exempt income


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 TAX-FREE IDAHO FUND                  TAX-FREE IOWA FUND
                                            -----------------------------       -----------------------------
                                            SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                6/30/98       YEAR ENDED           6/30/98         YEAR ENDED
                                              (UNAUDITED)      12/31/97          (UNAUDITED)        12/31/97
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...................   $  1,024,681     $  1,840,447       $    919,241      $  1,895,350
Net realized gain (loss)
   from investments .....................        (44,571)          52,973             77,889           (58,844)
Net change in unrealized appreciation
   (depreciation) of investments ........        123,726        1,890,831              4,185         1,936,561
                                            ------------     ------------       ------------      ------------
Net increase in net assets
   resulting from operations ............      1,103,836        3,784,251          1,001,315         3,773,067
                                            ------------     ------------       ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................       (856,127)      (1,561,674)          (844,585)       (1,786,140)
   B Class ..............................       (141,466)        (273,521)           (56,844)          (84,786)
   C Class ..............................        (27,088)         (40,080)           (17,811)          (27,910)
                                            ------------     ------------       ------------      ------------
                                              (1,024,681)      (1,875,275)          (919,240)       (1,898,836)
                                            ------------     ------------       ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................      6,782,593        8,087,405          1,901,017         3,470,467
   B Class ..............................        953,204        2,019,434            783,484         1,320,305
   C Class ..............................        511,022          702,551            348,077           247,082
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   A Class ..............................        561,261          967,219            533,231         1,211,605
   B Class ..............................         87,948          155,808             41,625            64,063
   C Class ..............................         21,977           34,029              9,983            10,869
                                            ------------     ------------       ------------      ------------
                                               8,918,005       11,966,446          3,617,417         6,324,391
                                            ------------     ------------       ------------      ------------
Cost of shares repurchased:
   A Class ..............................     (3,553,039)      (4,493,235)        (1,716,432)       (8,103,037)
   B Class ..............................       (453,638)        (611,419)           (55,986)         (232,768)
   C Class ..............................       (128,220)        (480,962)          (131,825)          (90,968)
                                            ------------     ------------       ------------      ------------
                                              (4,134,897)      (5,585,616)        (1,904,243)       (8,426,773)
                                            ------------     ------------       ------------      ------------
Increase (decrease) in net assets derived
   from capital share transactions ......      4,783,108        6,380,830          1,713,174        (2,102,382)
                                            ------------     ------------       ------------      ------------

NET INCREASE (DECREASE)
   IN NET ASSETS ........................      4,862,263        8,289,806          1,795,249          (228,151)

NET ASSETS:
Beginning of period .....................     41,741,018       33,451,212         42,124,438        42,352,589
                                            ------------     ------------       ------------      ------------
End of period ...........................   $ 46,603,281     $ 41,741,018       $ 43,919,687      $ 42,124,438
                                            ============     ============       ============      ============

                                  [RESTUBBED]



                                                   TAX-FREE KANSAS FUND       TAX-FREE MISSOURI INSURED FUND
                                              ------------------------------  -----------------------------
                                              SIX MONTHS ENDED                SIX MONTHS ENDED
                                                  6/30/98        YEAR ENDED      6/30/98         YEAR ENDED
                                                (UNAUDITED)        12/31/97     (UNAUDITED)       12/31/97
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...................      $    341,071       $ 627,158     $ 1,326,512     $ 2,788,692
Net realized gain (loss)
   from investments .....................            69,352         127,741         150,143         176,623
Net change in unrealized appreciation
   (depreciation) of investments ........            (7,537)        513,267        (229,163)      2,344,920
                                               ------------     -----------    ------------    ------------
Net increase in net assets
   resulting from operations ............           402,886       1,268,166       1,247,492       5,310,235
                                               ------------     -----------    ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................          (265,858)       (506,768)     (1,101,598)     (2,362,959)
   B Class ..............................           (73,278)       (123,076)       (221,307)       (458,482)
   C Class ..............................            (2,020)         (4,201)         (3,609)         (7,784)
                                               ------------     -----------    ------------    ------------
                                                   (341,156)       (634,045)     (1,326,514)     (2,829,225)
                                               ------------     -----------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................         2,162,297       1,225,439       1,258,418       2,768,917
   B Class ..............................           394,384         948,070         324,960       2,097,849
   C Class ..............................            32,205          74,506          30,000         100,000
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   A Class ..............................           140,880         297,771         570,714       1,353,277
   B Class ..............................            49,065          83,728         140,596         349,671
   C Class ..............................             1,985           4,294           2,492           5,484
                                               ------------     -----------    ------------    ------------
                                                  2,780,816       2,633,808       2,327,180       6,675,198
                                               ------------     -----------    ------------    ------------
Cost of shares repurchased:
   A Class ..............................          (820,134)     (1,511,541)     (2,956,318)     (6,861,721)
   B Class ..............................           (23,338)       (135,792)       (685,142)     (1,840,881)
   C Class ..............................           (25,317)        (66,004)       (146,282)        (42,129)
                                               ------------     -----------    ------------    ------------
                                                   (868,789)     (1,713,337)     (3,787,742)     (8,744,731)
                                               ------------     -----------    ------------    ------------
Increase (decrease) in net assets derived
   from capital share transactions ......         1,912,027         920,471      (1,460,562)     (2,069,533)
                                               ------------     -----------    ------------    ------------

NET INCREASE (DECREASE)
   IN NET ASSETS ........................         1,973,757       1,554,592      (1,539,584)        411,477

NET ASSETS:
Beginning of period .....................        14,222,842      12,668,250      60,296,949      59,885,472
                                               ------------     -----------    ------------    ------------
End of period ...........................      $ 16,196,599     $14,222,842    $ 58,757,365    $ 60,296,949
                                               ============     ===========    ============    ============

                             See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------

                                               TAX-FREE NORTH DAKOTA FUND       TAX-FREE OREGON INSURED FUND
                                               ---------------------------      -----------------------------
                                               SIX MONTHS                         SIX MONTHS
                                                 ENDED                               ENDED
                                                6/30/98        YEAR ENDED           6/30/98       YEAR ENDED
                                              (UNAUDITED)       12/31/97          (UNAUDITED)      12/31/97
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...................   $    762,165      $  1,601,793      $    663,513     $  1,271,100
Net realized gain (loss)
   from investments .....................        150,467           416,818           (11,500)          17,126
Net change in unrealized appreciation
   (depreciation) of investments ........        (84,969)          880,044           117,743        1,188,556
                                            ------------      ------------      ------------     ------------
Net increase in net assets
   resulting from operations ............        857,663         2,898,655           769,756        2,476,782
                                            ------------      ------------      ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................       (742,787)       (1,597,868)         (527,792)      (1,033,966)
   B Class ..............................        (18,541)          (37,856)         (123,586)        (224,133)
   C Class ..............................           (837)           (1,691)          (12,135)         (17,078)
                                            ------------      ------------      ------------     ------------
                                                (762,165)       (1,637,415)         (663,513)      (1,275,177)
                                            ------------      ------------      ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................        816,439           751,084         3,115,017        3,728,179
   B Class ..............................         37,862           192,597           399,417        1,626,102
   C Class ..............................             --                --           503,152          164,876
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   A Class ..............................        454,588         1,047,157           316,685          616,492
   B Class ..............................          9,661            22,504            79,505          152,794
   C Class ..............................            837             1,714             8,986           11,587
                                            ------------      ------------      ------------     ------------
                                               1,319,387         2,015,056         4,422,762        6,300,030
                                            ------------      ------------      ------------     ------------
COST OF SHARES REPURCHASED:
   A Class ..............................     (1,688,346)       (5,770,655)       (1,989,852)      (4,116,579)
   B Class ..............................         (9,841)          (61,932)       (1,134,702)        (326,601)
   C Class ..............................             --            (3,000)          (57,909)         (25,157)
                                            ------------      ------------      ------------     ------------
                                              (1,698,187)       (5,835,587)       (3,182,463)      (4,468,337)
                                            ------------      ------------      ------------     ------------
Increase (decrease) in net assets derived
   from capital share transactions ......       (378,800)       (3,820,531)        1,240,299        1,831,693
                                            ------------      ------------      ------------     ------------

NET INCREASE (DECREASE)
   IN NET ASSETS ........................       (313,302)       (2,559,291)        1,346,542        3,033,298

NET ASSETS:
Beginning of period .....................     31,894,833        34,454,124        29,064,437       26,031,139
                                            ------------      ------------      ------------     ------------
End of period ...........................   $ 31,581,531      $ 31,894,833      $ 30,410,979     $ 29,064,437
                                            ============      ============      ============     ============


                                  [RESTUBBED]


                                              TAX-FREE WASHINGTON INSURED FUND      TAX-FREE WISCONSIN FUND
                                              --------------------------------     ------------------------
                                                   SIX MONTHS      ENDED           SIX MONTHS        ENDED
                                                    6/30/98      YEAR ENDED          6/30/98       YEAR ENDED
                                                  (UNAUDITED)     12/31/97         (UNAUDITED)      12/31/97
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...................       $     82,723    $    156,411       $ 808,657      $ 1,402,926
Net realized gain (loss)
   from investments .....................                 --              38         (74,443)         190,944
Net change in unrealized appreciation
   (depreciation) of investments ........             10,980         141,117          83,009        1,023,956
                                                ------------    ------------      -----------     -----------
Net increase in net assets
   resulting from operations ............             93,703         297,566         817,223        2,617,826
                                                ------------    ------------      -----------     -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..............................            (57,710)       (125,449)       (745,978)      (1,354,012)
   B Class ..............................            (23,170)        (30,887)        (41,986)         (65,438)
   C Class ..............................             (1,843)         (1,855)        (20,693)         (26,356)
                                                ------------    ------------      -----------     -----------
                                                     (82,723)       (158,191)       (808,657)      (1,445,806)
                                                ------------    ------------      -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..............................             87,145         404,281       5,282,404        7,121,843
   B Class ..............................            288,523         522,233         742,388          505,833
   C Class ..............................            230,500          46,196         611,282          347,276
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   A Class ..............................             26,395          63,054         374,057          758,408
   B Class ..............................             13,483          19,999          24,326           42,097
   C Class ..............................              1,233             913          18,102           24,405
                                                ------------    ------------      -----------     -----------
                                                     647,279       1,056,676       7,052,559        8,799,862
                                                ------------    ------------      -----------     -----------
COST OF SHARES REPURCHASED:
   A Class ..............................           (184,727)       (577,974)     (1,942,918)      (6,376,585)
   B Class ..............................            (29,306)       (131,521)       (174,851)         (20,571)
   C Class ..............................                 --              --         (13,436)        (262,082)
                                                ------------    ------------      -----------     -----------
                                                    (214,033)       (709,495)     (2,131,205)      (6,659,238)
                                                ------------    ------------      -----------     -----------
Increase (decrease) in net assets derived
   from capital share transactions ......            433,246         347,181       4,921,354        2,140,624
                                                ------------    ------------      -----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS ........................            444,226         486,556       4,929,920        3,312,644

NET ASSETS:
Beginning of period .....................          3,403,972       2,917,416      33,499,274       30,186,630
                                                ------------    ------------      -----------     -----------
End of period ...........................       $  3,848,198    $  3,403,972     $38,429,194      $33,499,274
                                                ============    ============     ============     ===========

                             See accompanying notes

30 for tax-exempt income


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           TAX-FREE IDAHO FUND - CLASS A
                                                                --------------------------------------------------
                                                                SIX MONTHS ENDED  YEAR       YEAR        PERIOD
                                                                   6/30/98(1)     ENDED      ENDED    1/4/95(2) TO
                                                                   (UNAUDITED) 12/31/97(5) 12/31/96     12/31/95
Net asset value, beginning of period ...........................   $   11.450   $ 10.910   $ 11.020   $    10.000

Income from investment operations:
   Net investment income .......................................        0.268      0.551      0.580         0.600
   Net realized and unrealized gain (loss)
    on investments .............................................        0.020      0.552     (0.120)        1.100
                                                                   ----------   --------   --------   -----------
   Total from investment operations ............................        0.288      1.103      0.460         1.700
                                                                   ----------   --------   --------   -----------

Less dividends and distributions:
   Dividends from net investment income ........................       (0.268)    (0.563)    (0.570)       (0.600)
   Distributions from net realized gain on security
    transactions ...............................................           --         --         --        (0.080)
                                                                   ----------   --------   --------   -----------
   Total dividends and distributions ...........................       (0.268)    (0.563)    (0.570)       (0.680)
                                                                   ----------   --------   --------   -----------
Net asset value, end of period .................................   $   11.470   $ 11.450   $ 10.910   $    11.020
                                                                   ==========   ========   ========   ===========

Total return(3).................................................        2.55%      10.41%      4.36%        17.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................   $  37,642    $ 33,788   $ 27,684   $    13,540
   Ratio of expenses to average net assets .....................        0.91%       0.87%      0.60%         0.26%(4)
   Ratio of expenses to average net assets prior to
    expense limitation .........................................        0.99%       1.02%      1.10%         1.25%(4)
   Ratio of net investment income to average net assets ........        4.72%       4.98%      5.29%         5.24%(4)
   Ratio of net investment income to average net assets prior to
    expense limitation .........................................        4.64%       4.83%      4.79%         4.25%(4)
   Portfolio turnover ..........................................           6%         19%        35%           42%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              TAX-FREE IDAHO FUND - CLASS B
                                                                 -------------------------------------------------------
                                                                    SIX MONTHS       YEAR       YEAR         PERIOD
                                                                 ENDED 6/30/98(1)   ENDED       ENDED     3/16/95(2) TO
                                                                    (UNAUDITED)   12/31/97(5)  12/31/96     12/31/95
Net asset value, beginning of period ........................         $11.440      $10.890     $11.010      $10.500

Income from investment operations:
   Net investment income ....................................           0.225        0.487       0.520        0.420
   Net realized and unrealized gain (loss)
       on investments .......................................           0.020        0.560      (0.130)       0.590
                                                                      -------     --------     -------      -------
   Total from investment operations .........................           0.245        1.047       0.390        1.010
                                                                      -------     --------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................          (0.225)      (0.497)     (0.510)      (0.420)
   Distributions from net realized gain on
       security transactions ................................              --           --          --       (0.080)
                                                                      -------     --------     -------      -------
   Total dividends and distributions ........................          (0.225)      (0.497)     (0.510)      (0.500)
                                                                      -------     --------     -------      -------
Net asset value, end of period ..............................         $11.460      $11.440     $10.890      $11.010
                                                                      =======     ========     =======      =======
Total return(3) .............................................           2.17%        9.87%       3.75%        9.86%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................          $7,429       $6,827      $4,945       $1,977
   Ratio of expenses to average net assets ..................           1.66%        1.46%       1.11%        0.79%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................           1.74%        1.61%       1.85%        1.90%(4)
   Ratio of net investment income to average net assets .....           3.97%        4.39%       4.78%        4.68%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................           3.89%        4.24%       4.04%        3.57%(4)
   Portfolio turnover .......................................              6%          19%         35%          42%

                                                                                TAX-FREE IDAHO FUND - CLASS C
                                                                 ----------------------------------------------------------
                                                                    SIX MONTHS           YEAR      YEAR          PERIOD
                                                                 ENDED 6/30/98(1)       ENDED      ENDED      1/11/95(2) TO
                                                                   (UNAUDITED)       12/31/97(5)  12/31/96       12/31/95

Net asset value, beginning of period ........................        $11.430           $10.900    $11.020        $10.040

Income from investment operations:
   Net investment income ....................................          0.231             0.459      0.500          0.500
   Net realized and unrealized gain (loss)
       on investments .......................................          0.025             0.549     (0.130)         1.060
                                                                     -------           -------    -------        -------
   Total from investment operations .........................          0.256             1.008      0.370          1.560
                                                                     -------           -------    -------        -------

Less dividends and distributions:
   Dividends from net investment income .....................         (0.226)           (0.478)    (0.490)        (0.500)
   Distributions from net realized gain on
       security transactions ................................             --                --         --         (0.080)
                                                                     -------           -------    -------        -------
   Total dividends and distributions ........................         (0.226)           (0.478)    (0.490)        (0.580)
                                                                     -------           -------    -------        -------
Net asset value, end of period ..............................        $11.460           $11.430    $10.900        $11.020
                                                                     =======           =======    =======        =======
Total return(3) .............................................          2.26%             9.49%      3.48%         15.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................         $1,532            $1,125       $822           $789
   Ratio of expenses to average net assets ..................          1.66%             1.62%      1.33%          1.05%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................          1.74%             1.77%      1.82%          2.00%(4)
   Ratio of net investment income to average net assets .....          3.97%             4.23%      4.57%          4.48%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................          3.89%             4.08%      4.08%          3.53%(4)
   Portfolio turnover .......................................             6%               19%        35%            42%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

32 for tax-exempt income



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   TAX-FREE IOWA FUND - CLASS A
                                                         --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED   YEAR       YEAR          YEAR    FOUR MONTHS     YEAR
                                                            6/30/98(1)      ENDED      ENDED         ENDED      ENDED        ENDED
                                                           (UNAUDITED)   12/31/97(4)  12/31/96     12/31/95    12/31/94     8/31/94
Net asset value, beginning of period ................        $10.060       $9.620      $9.830       $8.560      $9.260      $10.000

Income from investment operations:
   Net investment income ............................          0.220        0.449       0.440        0.450       0.170        0.490
   Net realized and unrealized gain (loss)
       on investments ...............................          0.020        0.440      (0.210)       1.290      (0.720)      (0.740)
                                                             -------       ------      ------       ------      ------      -------
   Total from investment operations .................          0.240        0.889       0.230        1.740      (0.550)      (0.250)
                                                             -------       ------      ------       ------      ------      -------

Less dividends and distributions:
   Dividends from net investment income .............         (0.220)      (0.449)     (0.440)      (0.470)     (0.150)      (0.490)
                                                             -------       ------      ------       ------      ------      -------
   Total dividends and distributions ................         (0.220)      (0.449)     (0.440)      (0.470)     (0.150)      (0.490)
                                                             -------       ------      ------       ------      ------      -------
Net asset value, end of period ......................        $10.080      $10.060      $9.620       $9.830      $8.560       $9.260
                                                             =======      =======      ======       ======      ======      =======

Total return(2) .....................................          2.41%        9.49%       2.56%       20.80%     (5.86)%      (2.67)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........        $39,133      $38,343     $40,037      $42,374     $32,373      $38,669
   Ratio of expenses to average net assets ..........          0.95%        0.91%       0.92%        0.72%       0.11%(3)     0.12%
   Ratio of expenses to average net assets
       prior to expense limitation ..................          1.07%        0.97%       1.06%        1.06%       1.25%(3)     1.25%
   Ratio of net investment income to average
       net assets ...................................          4.41%        4.62%       4.68%        4.88%       5.71%(3)     4.89%
   Ratio of net investment income to average
       net assets prior to expense limitation .......          4.29%        4.56%       4.54%        4.54%       4.57%(3)     3.76%
   Portfolio turnover ...............................            16%          14%         14%          21%          7%         119%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 33



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               TAX-FREE IOWA FUND - CLASS B
                                                                   ------------------------------------------------------
                                                                     SIX MONTHS         YEAR        YEAR       PERIOD
                                                                   ENDED 6/30/98(1)     ENDED       ENDED    3/24/95(2) TO
                                                                     (UNAUDITED)     12/31/97(5)  12/31/96     12/31/95
Net asset value, beginning of period ........................         $10.060         $ 9.610      $9.830       $9.180

Income from investment operations:
   Net investment income ....................................           0.182           0.366       0.380        0.310
   Net realized and unrealized gain (loss)
       on investments .......................................           0.020           0.457      (0.220)       0.640
                                                                      -------         -------      ------       ------
   Total from investment operations .........................           0.202           0.823       0.160        0.950
                                                                      -------         -------      ------       ------

Less dividends and distributions:
   Dividends from net investment income .....................          (0.182)         (0.373)     (0.380)      (0.300)
                                                                      -------         -------      ------       ------
   Total dividends and distributions ........................          (0.182)         (0.373)     (0.380)      (0.300)
                                                                      -------         -------      ------       ------
Net asset value, end of period ..............................         $10.080         $10.060      $9.610       $9.830
                                                                      =======         =======      ======       ======

Total return(3) .............................................           2.03%           8.75%       1.76%       10.62%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................          $3,686          $2,910      $1,645         $819
   Ratio of expenses to average net assets ..................           1.70%           1.67%       1.61%        1.28%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................           1.82%           1.73%       1.81%        1.65%(4)
   Ratio of net investment income to average net assets .....           3.64%           3.86%       3.97%        4.06%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................           3.52%           3.80%       3.77%        3.69%(4)
   Portfolio turnover .......................................             16%             14%         14%          21%


                                                                                  TAX-FREE IOWA FUND - CLASS C
                                                                   ----------------------------------------------------
                                                                      SIX MONTHS       YEAR        YEAR       PERIOD
                                                                    ENDED 6/30/98(1)    ENDED      ENDED    1/4/95(2) TO
                                                                      (UNAUDITED)   12/31/97(5)  12/31/96    12/31/95
Net asset value, beginning of period ........................           $10.060      $ 9.610      $9.830      $8.550

Income from investment operations:
   Net investment income ....................................             0.182        0.360       0.360       0.370
   Net realized and unrealized gain (loss)
       on investments .......................................             0.020        0.456      (0.220)      1.280
                                                                        -------      -------      ------      ------
   Total from investment operations .........................             0.202        0.816       0.140       1.650
                                                                        -------      -------      ------      ------

Less dividends and distributions:
   Dividends from net investment income .....................            (0.182)      (0.366)     (0.360)     (0.370)
                                                                        -------      -------      ------      ------
   Total dividends and distributions ........................            (0.182)      (0.366)     (0.360)     (0.370)
                                                                        -------      -------      ------      ------
Net asset value, end of period ..............................           $10.080      $10.060      $9.610      $9.830
                                                                        =======      =======      ======      ======

Total return(3) .............................................             2.03%        8.68%       1.56%      19.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................            $1,101         $871        $670        $462
   Ratio of expenses to average net assets ..................             1.70%        1.74%       1.75%       1.61%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................             1.82%        1.80%       1.81%       1.72%(4)
   Ratio of net investment income to average net assets .....             3.64%        3.79%       3.82%       3.74%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................             3.52%        3.73%       3.76%       3.63%(4)
   Portfolio turnover .......................................               16%          14%         14%         21%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                TAX-FREE KANSAS FUND - CLASS A
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED    YEAR       YEAR          YEAR     TWO MONTHS     YEAR
                                                            6/30/98(1)      ENDED      ENDED         ENDED      ENDED        ENDED
                                                           (UNAUDITED)   12/31/97(4) 12/31/96      12/31/95    12/31/94    10/31/94
Net asset value, beginning of period ..............          $11.060      $10.560     $10.730      $ 9.500      $9.630      $10.850

Income from investment operations:
   Net investment income ..........................            0.263        0.526       0.520        0.560       0.090        0.570
   Net realized and unrealized gain (loss)
       on investments .............................            0.040        0.506      (0.170)       1.220      (0.130)      (1.210)
                                                             -------      -------     -------      -------      ------      -------
   Total from investment operations ...............            0.303        1.032       0.350        1.780      (0.040)      (0.640)
                                                             -------      -------     -------      -------      ------      -------

Less dividends and distributions:
   Dividends from net investment income ...........           (0.263)      (0.532)     (0.520)      (0.550)     (0.090)      (0.570)
   Distributions from net realized gain on
       security transactions ......................               --           --          --           --          --       (0.010)
                                                             -------      -------     -------      -------      ------      -------
   Total dividends and distributions ..............           (0.263)      (0.532)     (0.520)      (0.550)     (0.090)      (0.580)
                                                             -------      -------     -------      -------      ------      -------
Net asset value, end of period ....................          $11.100      $11.060     $10.560      $10.730      $9.500      $ 9.630
                                                             =======      =======     =======      =======      ======      =======

Total return(2) ...................................            2.76%       10.06%       3.43%       19.13%       (0.38)%    (6.10)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........          $12,194      $10,663     $10,176      $10,677      $7,355       $6,469
   Ratio of expenses to average net assets ........            0.87%        0.84%       0.83%        0.37%       0.01%(3)     0.06%
   Ratio of expenses to average net assets
       prior to expense limitation ................            1.01%        1.03%       1.21%        1.11%       1.25%(3)     1.25%
   Ratio of net investment income
       to average net assets ......................            4.75%        4.92%       4.97%        5.32%       5.88%(3)     5.30%
   Ratio of net investment income
       to average net assets prior to
       expense limitation .........................            4.61%        4.73%       4.59%        4.58%       4.64%(3)     4.11%
   Portfolio turnover .............................              34%          30%         56%          19%          0%          38%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            TAX-FREE KANSAS FUND - CLASS B
                                                                  ---------------------------------------------------
                                                                     SIX MONTHS       YEAR        YEAR        PERIOD
                                                                  ENDED 6/30/98(1)    ENDED       ENDED    4/8/95(2) TO
                                                                     (UNAUDITED)   12/31/97(5)  12/31/96     12/31/95
Net asset value, beginning of period ........................         $11.080       $10.570     $10.740      $10.190

Income from investment operations:
   Net investment income ....................................           0.222         0.440       0.450        0.340
   Net realized and unrealized gain (loss)
       on investments .......................................           0.029         0.516      (0.170)       0.540
                                                                      -------       -------     -------      -------
   Total from investment operations .........................           0.251         0.956       0.280        0.880
                                                                      -------       -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................          (0.221)       (0.446)     (0.450)      (0.330)
                                                                      -------       -------     -------      -------
   Total dividends and distributions ........................          (0.221)       (0.446)     (0.450)      (0.330)
                                                                      -------       -------     -------      -------
Net asset value, end of period ..............................         $11.110       $11.080     $10.570      $10.740
                                                                      =======       =======     =======      =======

Total return(3) .............................................           2.28%         9.28%       2.69%        8.76%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................          $3,885        $3,452      $2,402         $677
   Ratio of expenses to average net assets ..................           1.62%         1.61%       1.61%        0.94%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................           1.76%         1.80%       2.00%        1.68%(4)
   Ratio of net investment income to average net assets .....           4.01%         4.15%       4.16%        4.63%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................           3.87%         3.96%       3.77%        3.89%(4)
   Portfolio turnover .......................................             34%           30%         56%          19%

                                                                                  TAX-FREE KANSAS FUND - CLASS C
                                                                  ---------------------------------------------------------
                                                                       SIX MONTHS       YEAR        YEAR        PERIOD
                                                                    ENDED 6/30/98(1)    ENDED      ENDED      4/12/95(2) TO
                                                                       (UNAUDITED)   12/31/97(5)  12/31/96      12/31/95
Net asset value, beginning of period ........................           $11.050       $10.550     $10.720       $10.200

Income from investment operations:
   Net investment income ....................................             0.222         0.439       0.430         0.320
   Net realized and unrealized gain (loss)
       on investments .......................................             0.039         0.504      (0.170)        0.510
                                                                        -------       -------     -------       -------
   Total from investment operations .........................             0.261         0.943       0.260         0.830
                                                                        -------       -------     -------       -------

Less dividends and distributions:
   Dividends from net investment income .....................            (0.221)       (0.443)     (0.430)       (0.310)
                                                                        -------       -------     -------       -------
   Total dividends and distributions ........................            (0.221)       (0.443)     (0.430)       (0.310)
                                                                        -------       -------     -------       -------
Net asset value, end of period ..............................           $11.090       $11.050     $10.550       $10.720
                                                                        =======       =======     =======       =======

Total return(3) .............................................             2.38%         9.17%       2.52%         8.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................              $118          $108         $90           $40
   Ratio of expenses to average net assets ..................             1.62%         1.64%       1.77%         1.27%(4)
   Ratio of expenses to average net assets prior to
       expense limitation ...................................             1.76%         1.83%       2.00%         1.79%(4)
   Ratio of net investment income to average net assets .....             4.01%         4.12%       4.02%         4.21%(4)
   Ratio of net investment income to average net assets
       prior to expense limitation ..........................             3.87%         3.93%       3.79%         3.69%(4)
   Portfolio turnover .......................................               34%           30%         56%           19%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

36 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              TAX-FREE MISSOURI INSURED FUND - CLASS A
                                                         --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED   YEAR         YEAR        YEAR     TWO MONTHS      YEAR
                                                             6/30/98(1)    ENDED       ENDED        ENDED       ENDED        ENDED
                                                           (UNAUDITED)  12/31/97(4)  12/31/96     12/31/95     12/31/94    10/31/94
Net asset value, beginning of period ................        $10.810      $10.370     $10.540      $ 9.270      $9.370      $10.820

Income from investment operations:
   Net investment income ............................          0.250        0.504       0.520        0.520       0.100        0.550
   Net realized and unrealized gain (loss)
       on investments ...............................         (0.010)       0.446      (0.180)       1.290      (0.110)      (1.430)
                                                             -------      -------     -------      -------      ------      -------
   Total from investment operations .................          0.240        0.950       0.340        1.810      (0.010)      (0.880)
                                                             -------      -------     -------      -------      ------      -------

Less dividends and distributions:
   Dividends from net investment income .............         (0.250)      (0.510)     (0.510)      (0.540)     (0.090)      (0.540)
   Distributions from net realized gain
       on security transactions .....................             --           --          --           --          --       (0.030)
                                                             -------      -------     -------      -------      ------      -------
   Total dividends and distributions ................         (0.250)      (0.510)     (0.510)      (0.540)     (0.090)      (0.570)
                                                             -------      -------     -------      -------      ------      -------
Net asset value, end of period ......................        $10.800      $10.810     $10.370      $10.540      $9.270      $ 9.370
                                                             =======      =======     =======      =======      ======      =======

Total return(2) .....................................          2.24%        9.43%       3.41%       19.96%     (0.07)%      (8.28)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........        $47,378      $48,565     $49,301      $50,211     $37,790      $37,384
   Ratio of expenses to average net assets ..........          0.91%        0.91%       0.71%        0.50%       0.11%(3)     0.15%
   Ratio of expenses to average net assets prior
       to expense limitation ........................          1.01%       0.93%        1.03%       1.07%        1.12%(3)     1.13%
   Ratio of net investment income to average
       net assets ...................................          4.67%        4.81%       5.05%        5.25%       6.00%(3)     5.39%
   Ratio of net investment income to average net
       assets prior to expense limitation ...........          4.57%        4.79%       4.73%        4.68%       4.99%(3)     4.41%
   Portfolio turnover ...............................            17%          12%         28%          31%          8%          32%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 37



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         TAX-FREE MISSOURI INSURED FUND - CLASS B
                                                    -------------------------------------------------------------------------------
                                                       SIX MONTHS      YEAR        YEAR         YEAR      TWO MONTHS     PERIOD
                                                    ENDED 6/30/98(1)   ENDED       ENDED        ENDED       ENDED     3/12/94(2) TO
                                                      (UNAUDITED)   12/31/97(5)  12/31/96     12/31/95     12/31/94     10/31/94
Net asset value, beginning of period ...............    $10.810      $10.370     $10.540      $ 9.270      $9.370      $10.300

Income from investment operations:
   Net investment income ...........................      0.210        0.425       0.460        0.480       0.080        0.330
   Net realized and unrealized gain (loss)
       on investments ..............................     (0.020)       0.451      (0.180)       1.280      (0.100)      (0.940)
                                                        -------      -------     -------      -------      ------      -------
   Total from investment operations ................      0.190        0.876       0.280        1.760      (0.020)      (0.610)
                                                        -------      -------     -------      -------      ------      -------
Less dividends and distributions:
   Dividends from net investment income ............     (0.210)      (0.436)     (0.450)      (0.490)     (0.080)      (0.320)
                                                        -------      -------     -------      -------      ------      -------
   Total dividends and distributions ...............     (0.210)      (0.436)     (0.450)      (0.490)     (0.080)      (0.320)
                                                        -------      -------     -------      -------      ------      -------
Net asset value, end of period .....................    $10.790      $10.810     $10.370      $10.540      $9.270      $ 9.370
                                                        =======      =======     =======      =======      ======      =======

Total return(3) ....................................      1.77%        8.66%       2.93%       19.18%       (0.14)%    (6.16)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........    $11,269      $11,507     $10,432       $6,195      $2,742       $1,701
   Ratio of expenses to average net assets .........      1.66%        1.61%       1.29%        0.97%       0.60%(4)     0.49%(4)
   Ratio of expenses to average net assets
       prior to expense limitation .................      1.76%        1.63%       1.78%        1.81%       1.84%(4)     1.83%(4)
   Ratio of net investment income to
       average net assets ..........................      3.92%        4.11%       4.46%        4.70%       5.32%(4)     4.89%(4)
   Ratio of net investment income to average
       net assets prior to expense limitation ......      3.82%        4.09%       3.97%        3.86%       4.08%(4)     3.55%(4)
   Portfolio turnover ..............................        17%          12%         28%          31%          8%          32%



                                                                  TAX-FREE MISSOURI INSURED FUND - CLASS C
                                                       ----------------------------------------------------------
                                                          SIX MONTHS         YEAR         YEAR         PERIOD
                                                       ENDED 6/30/98(1)      ENDED       ENDED     11/11/95(2) TO
                                                         (UNAUDITED)       12/31/97(5)  12/31/96      12/31/95
Net asset value, beginning of period ...............       $10.810          $10.370      $10.540     $10.360

Income from investment operations:
   Net investment income ...........................         0.210           0.405        0.430        0.060
   Net realized and unrealized gain (loss)
       on investments ..............................        (0.010)          0.455       (0.180)       0.170
                                                           -------          ------       ------       ------
   Total from investment operations ................         0.200           0.860        0.250        0.230
                                                           -------          ------       ------       ------
Less dividends and distributions:
   Dividends from net investment income ............        (0.210)         (0.420)      (0.420)      (0.050)
                                                           -------          ------       ------       ------
   Total dividends and distributions ...............        (0.210)         (0.420)      (0.420)      (0.050)
                                                           -------          ------       ------       ------
Net asset value, end of period .....................       $10.800         $10.810      $10.370      $10.540
                                                           =======         =======      =======      =======

Total return(3) ....................................         1.86%           8.49%        2.48%        2.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........          $111            $225         $152          $20
   Ratio of expenses to average net assets .........         1.66%           1.74%        1.62%        1.22%(4)
   Ratio of expenses to average net assets
       prior to expense limitation .................         1.76%           1.76%        1.78%        1.55%(4)
   Ratio of net investment income to
       average net assets ..........................         3.92%           3.98%        4.10%        4.09%(4)
   Ratio of net investment income to average
       net assets prior to expense limitation ......         3.82%           3.96%        3.94%        3.76%(4)
   Portfolio turnover ..............................           17%             12%          28%          31%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

38 for tax-exempt income



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              TAX-FREE NORTH DAKOTA FUND - CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED    YEAR          YEAR        YEAR        YEAR        YEAR
                                                        6/30/98(1)      ENDED        ENDED       ENDED       ENDED        ENDED
                                                       (UNAUDITED)   12/31/97(3)    12/31/96    12/31/95    12/31/94     12/31/93
Net asset value, beginning of period ............        $11.320      $10.880       $11.000     $ 9.850     $11.070      $10.590

Income from investment operations:
   Net investment income ........................          0.274        0.546         0.540       0.540       0.560        0.580
   Net realized and unrealized gain
       (loss) on investments ....................          0.030        0.451        (0.130)      1.180      (1.150)       0.580
                                                         -------      -------       -------     -------     -------      -------
   Total from investment operations .............          0.304        0.997         0.410       1.720      (0.590)       1.160
                                                         -------      -------       -------     -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .........         (0.274)      (0.557)       (0.530)     (0.570)     (0.530)      (0.580)
   Distributions from net realized gain
       on security transactions .................             --           --            --          --      (0.080)      (0.100)
   In excess of net realized gains ..............             --           --            --          --      (0.020)          --
                                                         -------      -------       -------     -------     -------      -------
   Total dividends and distributions ............         (0.274)      (0.557)       (0.530)     (0.570)     (0.630)      (0.680)
                                                         -------      -------       -------     -------     -------      -------
Net asset value, end of period ..................        $11.350      $11.320       $10.880     $11.000     $ 9.850      $11.070
                                                         =======      =======       =======     =======     =======      =======

Total return(2) .................................          2.70%        9.43%         3.89%      17.81%     (5.47)%       11.20%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......        $30,612      $30,965       $33,713     $36,096     $33,829      $34,880
   Ratio of expenses to average net assets ......          1.00%        1.00%         0.88%       0.81%       0.46%        0.59%
   Ratio of expenses to average net assets
       prior to expense limitation ..............          1.14%        1.04%         1.08%       1.05%       1.14%        1.25%
   Ratio of net investment income to average
       net assets ...............................          4.84%        4.97%         5.01%       5.07%       5.36%        5.11%
   Ratio of net investment income to average
       net assets prior to expense limitation ...          4.70%        4.93%         4.81%       4.83%       4.68%        4.45%
   Portfolio turnover ...........................            31%          41%           58%         45%         33%          27%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 39



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   TAX-FREE NORTH DAKOTA FUND - CLASS B
                                                                  -----------------------------------------------------------------
                                                                     SIX MONTHS     YEAR        YEAR         YEAR      PERIOD FROM
                                                                  ENDED 6/30/98(1)  ENDED       ENDED        ENDED    5/10/94(2) TO
                                                                    (UNAUDITED)   12/31/97(5)  12/31/96     12/31/95    12/31/94
Net asset value, beginning of period .......................          $11.320      $10.880     $11.000      $ 9.850     $10.310

Income from investment operations:
   Net investment income ...................................            0.232        0.484       0.490        0.480       0.300
   Net realized and unrealized gain (loss)
       on investments ......................................            0.030        0.451      (0.130)       1.180      (0.390)
                                                                      -------      -------     -------      -------     -------
   Total from investment operations ........................            0.262        0.935       0.360        1.660      (0.090)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....................           (0.232)      (0.495)     (0.480)      (0.510)     (0.270)
   Distributions from net realized gain on
       security transactions ...............................               --           --          --           --      (0.080)
   In excess of net realized gains .........................               --           --          --           --      (0.020)
                                                                      -------      -------     -------      -------     -------
   Total dividends and distributions .......................           (0.232)      (0.495)     (0.480)      (0.510)     (0.370)
                                                                      -------      -------     -------      -------     -------
Net asset value, end of period .............................          $11.350      $11.320     $10.880      $11.000     $ 9.850
                                                                      =======      =======     =======      =======     =======
Total return(3) ............................................            2.31%        8.82%       3.39%       17.24%     (0.77)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................             $928         $889        $700         $375        $144
   Ratio of expenses to average net assets .................            1.75%        1.55%       1.36%        1.29%       0.99%(4)
   Ratio of expenses to average net assets
       prior to expense limitation .........................            1.89%        1.59%       1.83%        1.79%       1.89%(4)
   Ratio of net investment income to average
       net assets ..........................................            4.09%        4.42%       4.52%        4.56%       4.97%(4)
   Ratio of net investment income to average
       net assets prior to expense limitation ..............            3.95%        4.38%       4.05%        4.06%       4.07%(4)
   Portfolio turnover ......................................              31%          41%         58%          45%         33%

                                                                              TAX-FREE NORTH DAKOTA - CLASS C
                                                                -------------------------------------------------------
                                                                  SIX MONTHS        YEAR         YEAR       PERIOD FROM
                                                                ENDED 6/30/98(1)    ENDED        ENDED     7/29/95(2) TO
                                                                  (UNAUDITED)     12/31/97(5)  12/31/96      12/31/95
Net asset value, beginning of period .......................        $11.320        $10.870     $11.000        $10.510

Income from investment operations:
   Net investment income ...................................          0.232          0.441       0.440          0.170
   Net realized and unrealized gain (loss)
       on investments ......................................          0.020          0.468      (0.140)         0.500
                                                                    -------        -------     -------        -------
   Total from investment operations ........................          0.252          0.909       0.300          0.670
                                                                    -------        -------     -------        -------

Less dividends and distributions:
   Dividends from net investment income ....................         (0.232)        (0.459)     (0.430)        (0.180)
   Distributions from net realized gain on
       security transactions ...............................             --             --          --             --
   In excess of net realized gains .........................             --             --          --             --
                                                                    -------        -------     -------        -------
   Total dividends and distributions .......................         (0.232)        (0.459)     (0.430)        (0.180)
                                                                    -------        -------     -------        -------
Net asset value, end of period .............................        $11.340        $11.320     $10.870        $11.000
                                                                    =======        =======     =======        =======
Total return(3) ............................................          2.23%          8.57%       2.81%          6.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................            $42            $41         $40            $20
   Ratio of expenses to average net assets .................          1.75%          1.87%       1.75%          1.73%(4)
   Ratio of expenses to average net assets
       prior to expense limitation .........................          1.89%          1.91%       1.75%          1.73%(4)
   Ratio of net investment income to average
       net assets ..........................................          4.09%          4.10%       4.06%          4.00%(4)
   Ratio of net investment income to average
       net assets prior to expense limitation ..............          3.95%          4.06%       4.06%          4.00%(4)
   Portfolio turnover ......................................            31%            41%         58%            45%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

40 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           TAX-FREE OREGON INSURED FUND - CLASS A
                                                      -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED   YEAR        YEAR         YEAR     TWO MONTHS      YEAR
                                                          6/30/98(1)     ENDED       ENDED        ENDED       ENDED        ENDED
                                                         (UNAUDITED)   12/31/97(4)  12/31/96     12/31/95    12/31/94     10/31/94
Net asset value, beginning of period ...............       $10.310      $ 9.870     $10.050      $ 8.920      $9.000      $10.240

Income from investment operations:
   Net investment income ...........................         0.240        0.481       0.480        0.490       0.090        0.500
   Net realized and unrealized gain
     (loss) on investments .........................         0.040        0.444      (0.180)       1.140      (0.090)      (1.240)
                                                          --------     --------    --------     --------    --------     --------
   Total from investment operations ................         0.280        0.925       0.300        1.630       0.000       (0.740)
                                                          --------     --------    --------     --------    --------     --------
Less dividends and distributions:
   Dividends from net investment income ............        (0.240)      (0.485)     (0.480)      (0.500)     (0.080)      (0.500)
                                                          --------     --------    --------     --------    --------     --------
   Total dividends and distributions ...............        (0.240)      (0.485)     (0.480)      (0.500)     (0.080)      (0.500)
                                                          --------     --------    --------     --------    --------     --------
Net asset value, end of period .....................       $10.350      $10.310     $ 9.870      $10.050      $8.920      $ 9.000
                                                          ========     ========    ========     ========    ========     ========

Total return(2) ....................................         2.73%        9.66%       3.15%       18.71%       0.06%      (7.35)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........       $23,595      $22,071     $20,913      $21,590     $14,650      $14,086
   Ratio of expenses to average net assets .........         0.71%        0.71%       0.71%        0.54%       0.05%(3)     0.03%
   Ratio of expenses to average net assets prior
     to expense limitation .........................         1.03%        0.94%       1.07%        1.11%       1.25%(3)     1.25%
   Ratio of net investment income to average
     net assets ....................................         4.65%        4.83%       4.92%        5.12%       5.79%(3)     5.17%
   Ratio of net investment income to average
     net assets prior to expense limitation ........         4.33%        4.60%       4.56%        4.55%       4.59%(3)     3.95%
   Portfolio turnover ..............................            7%           5%         40%          41%          5%          49%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 41

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         TAX-FREE OREGON INSURED FUND - CLASS B
                                                    ------------------------------------------------------------------------------
                                                       SIX MONTHS      YEAR        YEAR         YEAR     TWO MONTHS     PERIOD
                                                    ENDED 6/30/98(1)  ENDED       ENDED        ENDED       ENDED     3/12/94(2) TO
                                                      (UNAUDITED)    12/31/97(5) 12/31/96     12/31/95    12/31/94     10/31/94
Net asset value, beginning of period ............        $10.310      $ 9.870     $10.050      $ 8.920      $9.000       $9.850

Income from investment operations:

   Net investment income ........................          0.201        0.422       0.430        0.440       0.080        0.270
   Net realized and unrealized gain
     (loss) on investments ......................          0.040        0.434      (0.180)       1.140      (0.090)     (0.850)
                                                        --------     --------    --------     --------    --------    --------
   Total from investment operations .............          0.241        0.856       0.250        1.580      (0.010)     (0.580)
                                                        --------     --------    --------     --------    --------    --------
Less dividends and distributions:
   Dividends from net investment income .........         (0.201)      (0.416)     (0.430)      (0.450)     (0.070)     (0.270)
                                                        --------     --------    --------     --------    --------    --------
   Total dividends and distributions ............         (0.201)      (0.416)     (0.430)      (0.450)     (0.070)     (0.270)
                                                        --------     --------    --------     --------    --------    --------
Net asset value, end of period ..................        $10.350      $10.310     $ 9.870      $10.050      $8.920      $9.000
                                                        ========     ========    ========     ========    =========   ========
Total return(3) .................................          2.35%        8.90%       2.61%       18.10%       0.03%       (5.95)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......         $5,824       $6,461      $4,758       $2,786      $1,303      $1,146
   Ratio of expenses to average net assets ......          1.46%        1.39%       1.25%        1.04%       0.60%(4)    0.75%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ................          1.78%        1.62%       1.83%        1.86%       2.00%(4)    2.00%(4)
   Ratio of net investment income to
     average net assets .........................          3.90%        4.15%       4.37%        4.57%       5.19%(4)    4.43%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation .....          3.58%        3.92%       3.79%        3.75%       3.79%(4)    3.18%(4)
   Portfolio turnover ...........................             7%           5%         40%          41%          5%         49%

                                                            TAX-FREE OREGON INSURED FUND - CLASS C
                                                         -----------------------------------------------
                                                        SIX MONTHS     YEAR        YEAR       PERIOD
                                                     ENDED 6/30/98(1) ENDED       ENDED    7/7/95(2) TO
                                                       (UNAUDITED)  12/31/97(5)  12/31/96    12/31/95
Net asset value, beginning of period ............        $10.320     $ 9.880      $10.050      $ 9.630

Income from investment operations:

   Net investment income ........................          0.199       0.411        0.400        0.190
   Net realized and unrealized gain
     (loss) on investments ......................          0.042       0.431       (0.170)       0.410
                                                        --------    --------      --------    --------
   Total from investment operations .............          0.241       0.842        0.230        0.600
                                                        --------    --------      --------    --------
Less dividends and distributions:
   Dividends from net investment income .........         (0.201)     (0.402)      (0.400)      (0.180)
                                                        --------    --------      --------    --------
   Total dividends and distributions ............         (0.201)     (0.402)      (0.400)      (0.180)
                                                        --------    --------      --------    --------
Net asset value, end of period ..................        $10.360     $10.320      $ 9.880      $10.050
                                                        ========    ========      ========    ========
Total return(3) .................................          2.35%       8.75%        2.38%        6.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......           $992        $532         $360         $250
   Ratio of expenses to average net assets ......          1.46%       1.51%        1.55%        1.39%(4)
   Ratio of expenses to average net assets
     prior to expense limitation ................          1.78%       1.74%        1.82%        1.74%(4)
   Ratio of net investment income to
     average net assets .........................          3.90%       4.03%        4.03%        4.00%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation .....          3.58%       3.80%        3.76%        3.65%(4)
   Portfolio turnover ...........................             7%          5%          40%          41%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         TAX-FREE WASHINGTON INSURED FUND - CLASS A
                                                            -----------------------------------------------------------------------
                                                        SIX MONTHS ENDED  YEAR        YEAR         YEAR     TWO MONTHS      YEAR
                                                           6/30/98(1)    ENDED       ENDED        ENDED       ENDED        ENDED
                                                           (UNAUDITED) 12/31/97(4)  12/31/96     12/31/95    12/31/94     10/31/94

Net asset value, beginning of period ................       $10.770      $10.300     $10.440      $ 9.210      $9.370      $10.670

Income from investment operations:
   Net investment income ............................         0.268        0.541       0.540        0.590       0.090        0.550
   Net realized and unrealized gain
    (loss) on investments ...........................         0.030        0.481      (0.140)       1.210      (0.160)      (1.260)
                                                           --------     --------    --------     --------    --------     --------
   Total from investment operations .................         0.298        1.022       0.400        1.800      (0.070)      (0.710)
                                                           --------     --------    --------     --------    --------     --------
Less dividends and distributions:
   Dividends from net investment income .............        (0.268)      (0.552)     (0.540)      (0.570)     (0.090)      (0.570)
   Distributions from net realized gain on
    security transactions ...........................            --           --          --           --          --       (0.020)
                                                           --------     --------    --------     --------    --------     --------
   Total dividends and distributions ................        (0.268)      (0.552)     (0.540)      (0.570)     (0.090)      (0.590)
                                                           --------     --------    --------     --------    --------     --------
Net asset value, end of period ......................       $10.800      $10.770     $10.300      $10.440      $9.210      $ 9.370
                                                           ========     ========    ========     ========    ========     ========

Total return(2) .....................................         2.78%       10.23%       3.98%       19.94%     (0.69)%      (6.85)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........        $2,308       $2,372      $2,382       $2,099      $2,049       $2,118
   Ratio of expenses to average net assets ..........         0.50%        0.49%       0.44%        0.28%       0.10%(3)     0.14%
   Ratio of expenses to average net assets prior
    to expense limitation ...........................         1.25%        1.38%       1.25%        1.25%       1.25%(3)     1.25%
   Ratio of net investment income to average
    net assets ......................................         4.95%        5.20%       5.29%        5.57%       6.18%(3)     5.44%
   Ratio of net investment income to average
    net assets prior to expense limitation ..........         4.20%        4.31%       4.48%        4.60%       5.03%(3)     4.33%
   Portfolio turnover ...............................            1%          20%         33%          51%          --           --

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 43



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       TAX-FREE WASHINGTON INSURED FUND - CLASS B
                                                                     -----------------------------------------------
                                                                   SIX MONTHS        YEAR        YEAR       PERIOD
                                                                ENDED 6/30/98(1)    ENDED       ENDED   10/24/95(2) TO
                                                                   (UNAUDITED)    12/31/97(5)  12/31/96    12/31/95
Net asset value, beginning of period ........................         $10.780      $10.310     $10.440      $10.180

Income from investment operations:
   Net investment income ....................................           0.228        0.471       0.470        0.090
   Net realized and unrealized gain (loss) on investments ...           0.040        0.470      (0.140)       0.250
                                                                     --------     --------    --------     --------
   Total from investment operations .........................           0.268        0.941       0.330        0.340
                                                                     --------     --------    --------     --------
Less dividends and distributions:
   Dividends from net investment income .....................          (0.228)      (0.471)     (0.460)      (0.080)
                                                                     --------     --------    --------     --------
   Total dividends and distributions ........................          (0.228)      (0.471)     (0.460)      (0.080)
                                                                     --------     --------    --------     --------
Net asset value, end of period ..............................         $10.820      $10.780     $10.310      $10.440
                                                                     ========     ========    ========     ========
Total return(3) .............................................           2.49%        9.38%       3.32%        3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................          $1,239         $963        $516          $15
   Ratio of expenses to average net assets ..................           1.25%        1.24%       1.21%        1.04%(4)
   Ratio of expenses to average net assets prior to
    expense limitation ......................................           2.00%        2.13%       2.00%        2.00%(4)
   Ratio of net investment income to average net assets .....           4.20%        4.45%       4.47%        4.44%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation .............................           3.45%        3.56%       3.68%        3.48%(4)
   Portfolio turnover .......................................              1%          20%         33%          51%


                                                                       TAX-FREE WASHINGTON INSURED FUND - CLASS C
                                                                 ----------------------------------------------------
                                                                    SIX MONTHS      YEAR        YEAR       PERIOD
                                                                  ENDED 6/30/98(1)  ENDED       ENDED   4/21/95(2) TO
                                                                    (UNAUDITED)   12/31/97(5)  12/31/96   12/31/95
Net asset value, beginning of period ........................         $10.770      $10.300     $10.430     $ 9.940

Income from investment operations:
   Net investment income ....................................           0.228        0.465       0.450       0.310
   Net realized and unrealized gain (loss) on investments ...           0.040        0.469      (0.140)      0.480
                                                                     --------     --------    --------    --------
   Total from investment operations .........................           0.268        0.934       0.310       0.790
                                                                     --------     --------    --------    --------
Less dividends and distributions:
   Dividends from net investment income .....................          (0.228)      (0.464)     (0.440)     (0.300)
                                                                     --------     --------    --------    --------
   Total dividends and distributions ........................          (0.228)      (0.464)     (0.440)     (0.300)
                                                                     --------     --------    --------    --------
Net asset value, end of period ..............................         $10.810      $10.770     $10.300     $10.430
                                                                     ========     ========    ========    ========
Total return(3) .............................................           2.49%        9.31%       3.12%       8.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................            $301          $69         $19         $19
   Ratio of expenses to average net assets ..................           1.25%        1.29%       1.37%       1.30%(4)
   Ratio of expenses to average net assets prior to
    expense limitation ......................................           2.00%        2.18%       2.00%       2.00%(4)
   Ratio of net investment income to average net assets .....           4.20%        4.40%       4.36%       4.45%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation .............................           3.45%        3.51%       3.73%       3.75%(4)
   Portfolio turnover .......................................              1%          20%         33%         51%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

44 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           TAX-FREE WISCONSIN FUND - CLASS A
                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED   YEAR        YEAR        YEAR     FOUR MONTHS     YEAR
                                                          6/30/98(1)     ENDED       ENDED       ENDED       ENDED         ENDED
                                                         (UNAUDITED)  12/31/97(4)   12/31/96    12/31/95    12/31/94      8/31/94
Net asset value, beginning of period ...............       $10.010      $ 9.640      $9.780       $8.740      $9.280      $10.000

Income from investment operations:
   Net investment income ...........................         0.222        0.466       0.460        0.480       0.160        0.490
   Net realized and unrealized gain
    (loss) on investments ..........................        (0.010)       0.383      (0.140)       1.040      (0.550)      (0.720)
                                                          --------     --------    --------     --------    --------     --------
   Total from investment operations ................         0.212        0.849       0.320        1.520      (0.390)      (0.230)
                                                          --------     --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ............        (0.222)      (0.479)     (0.460)      (0.480)     (0.150)      (0.490)
                                                          --------     --------    --------     --------    --------     --------
   Total dividends and distributions ...............        (0.222)      (0.479)     (0.460)      (0.480)     (0.150)      (0.490)
                                                          --------     --------    --------     --------    --------     --------
Net asset value, end of period .....................       $10.000      $10.010      $9.640       $9.780      $8.740      $ 9.280
                                                          ========     ========    ========     ========    ========     ========

Total return(2) ....................................         2.19%        9.07%       3.49%       17.74%     (4.12)%      (2.40)%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........       $34,602      $30,879     $28,292      $26,449     $20,167      $16,093
   Ratio of expenses to average net assets .........         0.99%        0.99%       0.98%        0.88%       0.08%(3)     0.04%
   Ratio of expenses to average net
    assets prior to expense limitation .............         1.03%        1.07%       1.09%        1.09%       1.25%(3)     1.25%
   Ratio of net investment income to
    average net assets .............................         4.57%        4.76%       4.90%        5.05%       5.54%(3)     4.89%
   Ratio of net investment income to average
    net assets prior to expense limitation .........         4.53%        4.68%       4.79%        4.84%       4.37%(3)     3.68%
   Portfolio turnover ..............................           16%          30%         38%          12%         20%          86%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 45

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           TAX-FREE WISCONSIN FUND - CLASS B
                                                                    ------------------------------------------------
                                                                    SIX MONTHS       YEAR        YEAR       PERIOD
                                                                 ENDED 6/30/98(1)   ENDED       ENDED   4/22/95(2) TO
                                                                   (UNAUDITED)   12/31/97(5)   12/31/96    12/31/95
Net asset value, beginning of period .........................        $10.000      $ 9.630      $9.770       $9.390

Income from investment operations:
   Net investment income .....................................          0.189        0.395       0.410        0.280
   Net realized and unrealized gain
    (loss) on investments ....................................          0.002        0.382      (0.140)       0.370
                                                                     --------     --------    --------     --------
   Total from investment operations ..........................          0.191        0.777       0.270        0.650
                                                                     --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ......................         (0.191)      (0.407)     (0.410)      (0.270)
                                                                     --------     --------    --------     --------
   Total dividends and distributions .........................         (0.191)      (0.407)     (0.410)      (0.270)
                                                                     --------     --------    --------     --------
Net asset value, end of period ...............................        $10.000      $10.000      $9.630       $9.770
                                                                     ========     ========    ========     ========

Total return(3) ..............................................          1.91%        8.27%       2.84%        7.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................         $2,523       $1,931      $1,339         $725
   Ratio of expenses to average net assets ...................          1.74%        1.72%       1.66%        1.45%(4)
   Ratio of expenses to average net assets prior to
    expense limitation .......................................          1.78%       1.80%        1.85%        1.70%(4)
   Ratio of net investment income to average net assets ......          3.82%        4.03%       4.37%        4.31%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation ..............................          3.78%       3.95%        4.18%        4.06%(4)
   Portfolio turnover ........................................            16%          30%         38%          12%

                                                                         TAX-FREE WISCONSIN FUND - CLASS C
                                                                 -----------------------------------------------------
                                                                     SIX MONTHS     YEAR        YEAR       PERIOD
                                                                  ENDED 6/30/98(1)  ENDED       ENDED   3/28/95(2) TO
                                                                     (UNAUDITED)  12/31/97(5)  12/31/96   12/31/95
Net asset value, beginning of period .........................         $10.030      $ 9.660      $9.790      $9.340

Income from investment operations:
   Net investment income .....................................           0.192        0.380       0.390       0.300
   Net realized and unrealized gain
    (loss) on investments ....................................          (0.001)       0.390      (0.130)      0.440
                                                                      --------     --------    --------    --------
   Total from investment operations ..........................           0.191        0.770       0.260       0.740
                                                                      --------     --------    --------    --------

Less dividends and distributions:
   Dividends from net investment income ......................          (0.191)      (0.400)     (0.390)     (0.290)
                                                                      --------     --------    --------    --------
   Total dividends and distributions .........................          (0.191)      (0.400)     (0.390)     (0.290)
                                                                      --------     --------    --------    --------
Net asset value, end of period ...............................         $10.030      $10.030      $9.660      $9.790
                                                                      ========     ========    ========    ========

Total return(3) ..............................................           1.90%        8.16%       2.74%       8.06%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................          $1,305         $689        $555         $73
   Ratio of expenses to average net assets ...................           1.74%        1.81%       1.75%       1.77%(4)
   Ratio of expenses to average net assets prior to
    expense limitation .......................................           1.78%        1.89%       1.83%       1.77%(4)
   Ratio of net investment income to average net assets ......           3.82%        3.94%       4.12%       4.04%(4)
   Ratio of net investment income to average net assets
    prior to expense limitation ..............................           3.78%        3.86%       4.04%       4.04%(4)
   Portfolio turnover ........................................             16%          30%         38%         12%

---------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2)  Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

46 for tax-exempt income

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Kansas Fund ("Tax-Free Kansas Fund"), Delaware-Voyageur Tax-Free Missouri Insured Fund ("Tax-Free Missouri Insured Fund"), Delaware-Voyageur Tax-Free Oregon Insured Fund ("Tax-Free Oregon
Insured Fund"), and Delaware-Voyageur Tax-Free Washington Insured Fund ("Tax-Free Washington Insured Fund"), series within the Voyageur Investment Trust, Delaware-Voyageur Tax-Free Idaho Fund ("Tax-Free Idaho Fund"), Delaware-Voyageur Tax-Free Iowa Fund ("Tax-Free Iowa Fund"), and Delaware-Voyageur Tax-Free Wisconsin Fund ("Tax-Free Wisconsin Fund"), series within the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free North Dakota Fund ("Tax-Free North Dakota Fund"), a series within the Voyageur Tax-Free Funds, Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (as amended). The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free North Dakota Fund, and Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Oregon Insured Fund and Tax-Free Washington Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of each Fund, an annual fee which is calculated daily based on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed the following percentages of average daily net assets through December 31, 1998.

The management fee rates, waiver rates and total expenses absorbed by DMC for the six months ended June 30, 1998 are as follows:

                                                             MANAGEMENT      OPERATING EXPENSE
                                                              FEE AS A         LIMITATION AS
                                                           PERCENTAGE OF     A PERCENTAGE OF      EXPENSES
                                                           AVERAGE DAILY      AVERAGE DAILY       ABSORBED
                                                            NET ASSETS         NET ASSETS            BY
                                                            (PER ANNUM)       (PER ANNUM)            DMC
                                                          ---------------   ------------------   -----------
Tax-Free Idaho Fund ................................           0.50%              0.75%           $17,945
Tax-Free Iowa Fund .................................           0.50%              0.75%            24,352
Tax-Free Kansas Fund ...............................           0.50%              0.75%            10,135
Tax-Free Missouri Insured Fund .....................           0.50%              0.66%            28,365
Tax-Free North Dakota Fund .........................           0.50%              0.75%            23,708
Tax-Free Oregon Insured Fund .......................           0.50%              0.46%            47,448
Tax-Free Washington Insured Fund ...................           0.50%              0.25%            13,181
Tax-Free Wisconsin Fund ............................           0.50%              0.75%             7,194

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services for each Fund.

                                                        for tax-exempt income 47



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. Investment Management and Other Transactions with Affiliates (Continued) For the six months ended June 30, 1998, the amounts expensed for each Fund were as follows:

                                                               DIVIDEND
                                                              DISBURSING,        ACCOUNTING
                                                            TRANSFER AGENT          AND
                                                               FEES AND       ADMINISTRATION
                                                            OTHER EXPENSES        SERVICES
                                                           -----------------  ---------------
Tax-Free Idaho Fund ................................           $20,928            $8,903
Tax-Free Iowa Fund .................................            20,154            11,766
Tax-Free Kansas Fund ...............................             8,651             3,657
Tax-Free Missouri Insured Fund .....................            26,005            18,515
Tax-Free North Dakota Fund .........................            18,173             5,917
Tax-Free Oregon Insured Fund .......................            13,985             5,898
Tax-Free Washington Insured Fund ...................             3,677               592
Tax-Free Wisconsin Fund ............................            15,294             8,988

On June 30, 1998, the Funds had payables to affiliates as follows:

                                                                   DIVIDEND DISBURSING,      OTHER
                                                     INVESTMENT    TRANSFER AGENT FEES,     EXPENSES
                                                     MANAGEMENT    ACCOUNTING SERVICES    PAYABLE TO
                                                    FEES PAYABLE   AND OTHER EXPENSES       DMC AND
                                                       TO DMC        PAYABLE TO DSC        AFFILIATES
                                                   -------------   -------------------    -----------
Tax-Free Idaho Fund ..........................        $21,949            $7,702             $17,310
Tax-Free Iowa Fund ...........................         37,561             8,412              14,134
Tax-Free Kansas Fund .........................          8,517             1,969               6,538
Tax-Free Missouri Insured Fund ...............         42,089             7,065              20,918
Tax-Free North Dakota Fund ...................         30,343             4,293               9,310
Tax-Free Oregon Insured Fund .................         12,398             3,790              11,913
Tax-Free Wisconsin Fund ......................         29,570             6,602              12,158

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended June 30, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                            DDLP EARNED
                                                           COMMISSIONS ON
                                                              SALES OF
                                                              THE FUND
                                                           A CLASS SHARES
                                                           --------------
Tax-Free Idaho Fund .................................         $20,629
Tax-Free Iowa Fund ..................................           8,462
Tax-Free Kansas Fund ................................           3,192
Tax-Free Missouri Insured Fund ......................           4,817
Tax-Free North Dakota Fund ..........................           1,316
Tax-Free Oregon Insured Fund ........................          11,820
Tax-Free Washington Insured Fund ....................             441
Tax-Free Wisconsin Fund .............................           6,864

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

48 for tax-exempt income

--------------------------------------------------------------------------------

4. Investments
During the six months ended June 30, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                  PURCHASES       SALES
                                                 ----------    ----------
Tax-Free Idaho Fund .......................      $7,379,429    $1,380,814
Tax-Free Iowa Fund ........................       4,883,080     3,424,620
Tax-Free Kansas Fund ......................       4,472,943     2,643,977
Tax-Free Missouri Insured Fund ............       5,164,525     6,725,795
Tax-Free North Dakota Fund ................       4,844,033     5,472,915
Tax-Free Oregon Insured Fund ..............       1,964,180       977,530
Tax-Free Washington Insured Fund ..........         147,371        20,000
Tax-Free Wisconsin Fund ...................       8,853,403     4,484,737

At June 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                COST OF    AGGREGATE UNREALIZED   AGGREGATE UNREALIZED    NET UNREALIZED
                                              INVESTMENTS     APPRECIATION            DEPRECIATION         APPRECIATION
                                              -----------  --------------------  ---------------------    --------------
Tax-Free Idaho Fund                           $43,609,826      $2,633,457              ($10,598)           $2,622,859
Tax-Free Iowa Fund                             40,960,622       2,797,639                  (799)            2,796,840
Tax-Free Kansas Fund                           14,917,811       1,060,148                (1,934)            1,058,214
Tax-Free Missouri Insured Fund                 53,703,186       4,237,191                    --             4,237,191
Tax-Free North Dakota Fund                     29,114,490       1,925,532                    --             1,925,532
Tax-Free Oregon Insured Fund                   27,798,591       2,325,878                    --             2,235,878
Tax-Free Washington Insured Fund                3,522,416         244,159                  (488)              243,671
Tax-Free Wisconsin Fund                        35,852,050       2,058,375                (3,551)            2,054,824

For federal income tax purposes, as of December 31, 1997, Tax-Free Iowa Fund had a capital loss carryforward of $1,658,076 that will expire in 2001 through 2005, Tax-Free Kansas Fund had a capital loss carryforward of $79,148 that will expire in 2003 and 2004, Tax-Free Missouri Insured Fund had a capital loss carryforward of $1,072,466 that will expire in 2002 through 2004, Tax-Free North Dakota Fund had a capital loss carryforward of $44,191 that will expire in 2004, Tax-Free Oregon Insured Fund had a capital loss carryforward of $600,611 that will expire in 2002 through 2004, Tax-Free Washington Insured Fund had a capital loss carryforward of $80,740 that will expire in 2003, and Tax-Free Wisconsin had a capital loss carryforward of $423,512 that will expire in 2001 through 2003.

5. Capital Stock
Transactions in capital stock shares were as follows:

                                                                     TAX-FREE IDAHO FUND      TAX-FREE IOWA FUND
                                                                  ------------------------  -----------------------
                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                     ENDED        ENDED         ENDED        ENDED
                                                                     6/30/98      12/31/97     6/30/98     12/31/97
                                                                   (UNAUDITED)              (UNAUDITED)
Shares sold:
   A Class ...............................................            591,609      731,650     189,265      355,433
   B Class ...............................................             83,382      183,407      77,816      135,405
   C Class ...............................................             44,636       64,124      34,699       25,201

Shares issued upon reinvestment of
 dividends from net investment income:
   A Class ...............................................             49,012       87,352      53,023      124,468
   B Class ...............................................              7,689       14,064       4,138        6,562
   C Class ...............................................              1,922        3,083         993        1,110
                                                                      -------     --------     -------     --------
                                                                      778,250    1,083,680     359,934      648,179
                                                                      -------     --------     -------     --------

Shares repurchased:
   A Class ...............................................           (310,381)    (406,050)   (170,871)    (833,421)
   B Class ...............................................            (39,708)     (54,443)     (5,560)     (23,960)
   C Class ...............................................            (11,210)     (44,185)    (13,082)      (9,438)
                                                                      -------     --------     -------     --------
                                                                     (361,299)    (504,678)   (189,513)    (866,819)
                                                                      -------     --------     -------     --------
Net Increase/Decrease                                                 416,951      579,002     170,421     (218,640)
                                                                      =======     ========     =======     ========

                                                                   TAX-FREE KANSAS FUND     TAX-FREE MISSOURI INSURED FUND
                                                                 ------------------------   ------------------------------
                                                                   SIX MONTHS     YEAR           SIX MONTHS     YEAR
                                                                     ENDED        ENDED            ENDED        ENDED
                                                                    6/30/98     12/31/97          6/30/98      12/31/97
                                                                  (UNAUDITED)                   (UNAUDITED)
Shares sold:
   A Class ...............................................          196,444      114,412          116,581     265,509
   B Class ...............................................           35,627       89,151           30,054     200,996
   C Class ...............................................            2,928        6,942            2,752       9,719

Shares issued upon reinvestment of
 dividends from net investment income:
   A Class ...............................................           12,720       27,906           52,859     129,146
   B Class ...............................................            4,425        7,813           13,025      33,377
   C Class ...............................................              179          404              230         521
                                                                    -------     --------         --------    --------
                                                                    252,323      246,628          215,500     639,268
                                                                    -------     --------         --------    --------

Shares repurchased:
   A Class ...............................................          (74,255)    (142,361)        (273,678)   (656,405)
   B Class ...............................................           (2,102)     (12,598)         (63,765)   (175,978)
   C Class ...............................................           (2,285)      (6,119)         (13,547)     (4,070)
                                                                    -------     --------         --------    --------
                                                                    (78,642)    (161,078)        (350,990)   (836,453)
                                                                    -------     --------         --------    --------
Net Increase/Decrease                                               173,681       85,550         (135,490)   (197,185)
                                                                    =======     ========         ========    ========


                                                        for tax-exempt income 49

--------------------------------------------------------------------------------

5. Capital Stock (continued)


                                                                     TAX-FREE NORTH DAKOTA FUND      TAX-FREE OREGON INSURED FUND
                                                                     --------------------------      ----------------------------
                                                                       SIX MONTHS      YEAR              SIX MONTHS      YEAR
                                                                        ENDED         ENDED                ENDED         ENDED
                                                                       6/30/98      12/31/97              6/30/98      12/31/97
                                                                     (UNAUDITED)                        (UNAUDITED)
Shares sold:
   A Class ...............................................             72,041        68,674              301,693       372,928
   B Class ...............................................              3,338        17,635               38,713       162,406
   C Class ...............................................                 --            --               48,911        16,538

Shares issued upon reinvestment of
 dividends from net investment income:
   A Class ...............................................             40,085        95,230               30,602        61,920
   B Class ...............................................                853         2,047                7,675        15,305
   C Class ...............................................                 74           156                  867         1,157
                                                                      -------      --------              -------      --------
                                                                      116,391       183,742              428,461       630,254
                                                                      -------      --------              -------      --------

Shares repurchased:
   A Class ...............................................           (149,092)     (529,157)            (192,298)     (412,353)
   B Class ...............................................               (873)       (5,593)            (109,933)      (33,265)
   C Class ...............................................                 --          (274)              (5,583)       (2,526)
                                                                      -------      --------              -------      --------
                                                                     (149,965)     (535,024)            (307,814)     (448,144)
                                                                      -------      --------              -------      --------
Net Increase/Decrease                                                 (33,574)     (351,282)             120,647       182,110
                                                                      =======      ========              =======      ========

                                                                   TAX-FREE WASHINGTON INSURED FUND     TAX-FREE WISCONSIN FUND
                                                                 ----------------------------------     -----------------------
                                                                   SIX MONTHS            YEAR           SIX MONTHS     YEAR
                                                                     ENDED              ENDED             ENDED        ENDED
                                                                    6/30/98            12/31/97          6/30/98      12/31/97
                                                                  (UNAUDITED)                          (UNAUDITED)
Shares sold:
   A Class ...............................................            8,065              38,633          529,514     729,711
   B Class ...............................................           26,685              50,130           74,315      51,892
   C Class ...............................................           21,312               4,447           60,924      35,931

Shares issued upon reinvestment of dividends from
 net investment income
   A Class ...............................................            2,444               6,061           37,427      78,038
   B Class ...............................................            1,247               1,911            2,436       4,328
   C Class ...............................................              114                  86            1,807       2,504
                                                                    -------            --------         --------    --------
                                                                     59,867             101,268          706,423     902,404
                                                                    -------            --------         --------    --------

Shares repurchased:
   A Class ...............................................          (17,109)            (55,657)        (194,177)   (657,954)
   B Class ...............................................           (2,717)            (12,744)         (17,543)     (2,138)
   C Class ...............................................               --                  --           (1,348)    (27,203)
                                                                    -------            --------         --------    --------
                                                                    (19,826)            (68,401)        (213,068)   (687,295)
                                                                    -------            --------         --------    --------
Net Increase/Decrease                                                40,041              32,867          493,355    (215,109)
                                                                    =======            ========         ========    ========

6. Lines of Credit
The Funds have a committed line of credit for the following amounts:

Tax-Free Idaho Fund ..........................................     $2,100,000
Tax-Free Iowa Fund ...........................................     $2,100,000
Tax-Free Kansas Fund .........................................       $700,000
Tax-Free Missouri Insured Fund ...............................     $3,000,000
Tax-Free North Dakota Fund ...................................     $1,600,000
Tax-Free Oregon Insured Fund .................................     $1,500,000
Tax-Free Washington Insured Fund .............................       $200,000
Tax-Free Wisconsin Fund ......................................     $1,700,000

No amount was outstanding at June 30, 1998, or at any time during the fiscal year.

7. Credit And Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE IDAHO FUND,
TAX-FREE IOWA FUND, TAX-FREE KANSAS FUND, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund and Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for each Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

DELAWARE INVESTMENTS
------------------------------
Philadelphia o London


Printed in the USA
on recycled paper

(936)
SA-VOY8[6/98]TKO 8/98


[photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.